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                    BOSTON SAFE DEPOSIT AND TRUST COMPANY,

                                    SELLER

                                     AND



         LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC.

                                  PURCHASER


            MORTGAGE LOAN SALE, WARRANTIES AND SERVICING AGREEMENT

                         DATED AS OF JANUARY 1, 1997

                        ADJUSTABLE RATE MORTGAGE LOANS







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                              TABLE OF CONTENTS

                                                                      Page
                                                                      ----

                                  ARTICLE I

                                 DEFINITIONS  . . . . . . . . . . . . . . . 1

                                  ARTICLE II

         CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS

     Section 2.01   Sale and Conveyance of Mortgage Loans;
                      Possession of Mortgage Files; Maintenance
                      of Servicing Files  . . . . . . . . . . . . . . . .  11
     Section 2.02   Books and Records; Transfers of Mortgage
                      Loans . . . . . . . . . . . . . . . . . . . . . . .  12
     Section 2.03   Additional Pledged Collateral Custodial
                      Agreement; Delivery of Documents  . . . . . . . . .  13

                                 ARTICLE III

             REPRESENTATIONS AND WARRANTIES; REMEDIES AND BREACH

     Section 3.01   Company Representations and Warranties  . . . . . . .  13
     Section 3.02   Representations and Warranties Regarding
                      Individual Mortgage Loans . . . . . . . . . . . . .  16
     Section 3.03   Remedies for Breach of Representations
                      and Warranties  . . . . . . . . . . . . . . . . . .  24
     Section 3.04   Mortgage Loans Convertible to Fixed
                      Interest Rate . . . . . . . . . . . . . . . . . . .  26


                                   ARTICLE IV

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     Section 4.01   Company to Act as Servicer  . . . . . . . . . . . . .  27
     Section 4.02   Liquidation of Mortgage Loans . . . . . . . . . . . .  29
     Section 4.03   Collection of Mortgage Loan Payments  . . . . . . . .  30
     Section 4.04   Establishment of and Deposits to
                     Custodial Account  . . . . . . . . . . . . . . . . .  30
     Section 4.05   Permitted Withdrawals From Custodial


                      Account . . . . . . . . . . . . . . . . . . . . . .  32
     Section 4.06   Establishment of and Deposits to
                      Escrow Account  . . . . . . . . . . . . . . . . . .  33
     Section 4.07   Permitted Withdrawals From Escrow Account . . . . . .  34
     Section 4.08   Maintenance of Tax, Insurance, Other
                      Charge Records  . . . . . . . . . . . . . . . . . .  34
     Section 4.09   Protection of Accounts  . . . . . . . . . . . . . . .  35
     Section 4.10   Maintenance of Hazard Insurance . . . . . . . . . . .  35
     Section 4.11   Maintenance of Mortgage Impairment
                      Insurance . . . . . . . . . . . . . . . . . . . . .  36
     Section 4.12   Maintenance of Fidelity Bond and

                      Errors and Omissions Insurance  . . . . . . . . . .  37
     Section 4.13   Inspections . . . . . . . . . . . . . . . . . . . . .  37
     Section 4.14   Restoration of Mortgaged Property . . . . . . . . . .  37
     Section 4.15   Title, Management and Disposition
                      of REO Property . . . . . . . . . . . . . . . . . .  38
     Section 4.16   Real Estate Owned Reports . . . . . . . . . . . . . .  40
     Section 4.17   Liquidation Reports . . . . . . . . . . . . . . . . .  40
     Section 4.18   Notification of Adjustments . . . . . . . . . . . . .  40
     Section 4.19   Reports of Foreclosures and
                      Abandonments of Mortgaged Property  . . . . . . . .  40


                                   ARTICLE V

                            PAYMENTS TO PURCHASER

     Section 5.01   Remittances . . . . . . . . . . . . . . . . . . . . .  41
     Section 5.02   Statements to Purchaser . . . . . . . . . . . . . . .  41
     Section 5.03   Monthly Advances by Company . . . . . . . . . . . . .  42


                                   ARTICLE VI

                         GENERAL SERVICING PROCEDURES

     Section 6.01   Transfers of  Mortgaged Property  . . . . . . . . . .  42
     Section 6.02   Satisfaction of Mortgages and Release
                      of Mortgage Files . . . . . . . . . . . . . . . . .  43
     Section 6.03   Servicing Compensation  . . . . . . . . . . . . . . .  43
     Section 6.04   Annual Statement as to Compliance . . . . . . . . . .  44
     Section 6.05   Annual Independent Public Accountants'
                      Servicing Report  . . . . . . . . . . . . . . . . .  44
     Section 6.06   Right to Examine Company Records  . . . . . . . . . .  44

                                 ARTICLE VII

                             COMPANY TO COOPERATE

     Section 7.01   Provision of Information  . . . . . . . . . . . . . .  45
     Section 7.02   Financial Statements;  Servicing
                      Facilities  . . . . . . . . . . . . . . . . . . . .  45

                                 ARTICLE VIII

                                 THE COMPANY

     Section 8.01   Third Party Claims  . . . . . . . . . . . . . . . . .  46
     Section 8.02   Merger or Consolidation of the Company  . . . . . . .  46
     Section 8.03   Limitation on Liability of Company and
                      Others  . . . . . . . . . . . . . . . . . . . . . .  46
     Section 8.04   Limitation on Resignation and
                      Assignment by Company . . . . . . . . . . . . . . .  47


                                   ARTICLE IX

                                   DEFAULT

     Section 9.01   Events of Default . . . . . . . . . . . . . . . . . .  48
     Section 9.02   Waiver of Defaults  . . . . . . . . . . . . . . . . .  49


                                   ARTICLE X

                                 TERMINATION

     Section 10.01  Termination . . . . . . . . . . . . . . . . . . . . .  50


                                   ARTICLE XI

                           MISCELLANEOUS PROVISIONS

     Section 11.01  Successor to Company  . . . . . . . . . . . . . . . .  50
     Section 11.02  Amendment . . . . . . . . . . . . . . . . . . . . . .  51
     Section 11.03  Governing Law . . . . . . . . . . . . . . . . . . . .  52
     Section 11.04  Duration of Agreement . . . . . . . . . . . . . . . .  52
     Section 11.05  Notices . . . . . . . . . . . . . . . . . . . . . . .  52
     Section 11.06  Severability of Provisions  . . . . . . . . . . . . .  53
     Section 11.07  Relationship of Parties . . . . . . . . . . . . . . .  53
     Section 11.08  Execution; Successors and Assigns . . . . . . . . . .  53
     Section 11.09  Integration . . . . . . . . . . . . . . . . . . . . .  53
     Section 11.10  Assignment by Purchaser . . . . . . . . . . . . . . .  54
     Section 11.11  No Solicitation . . . . . . . . . . . . . . . . . . .  54
     Section 11.12  Reconstitution  . . . . . . . . . . . . . . . . . . .  54



                            EXHIBITS AND SCHEDULES

Exhibit A      Mortgage Loan Schedule
Exhibit B      Contents of Each Mortgage File
Exhibit C-1    Mortgage Loan Documents
Exhibit C-2    Custodial Agreement
Exhibit C-3    Request for Release of Documents and Receipt
Exhibit D-1    Custodial Account Certification
Exhibit D-2    Custodial Account Letter Agreement
Exhibit E-1    Escrow Account Certification
Exhibit E-2    Escrow Account Letter Agreement
Exhibit F      Monthly Remittance Advice
Exhibit G      Intentionally Deleted
Exhibit H      Company's Certificate of Compliance
Exhibit I      Form of Opinion of Seller's Counsel
Exhibit J      Form of Opinion of Purchaser's Counsel
Exhibit K      Additional Pledged Collateral Custodial Agreement
Exhibit L      Intentionally Omitted
Exhibit M      Form of Certificate for Nonrecoverable Advances
Exhibit N      Permitted Modifications

Schedule 3.02(b)    Payments Current
Schedule 3.02(ee)   Mortgage Loans with Conversion Option


            MORTGAGE LOAN SALE, WARRANTIES AND SERVICING AGREEMENT


     This MORTGAGE LOAN SALE, WARRANTIES AND SERVICING AGREEMENT (the "Agreement") is executed by and between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as purchaser (the "Purchaser"), and Boston Safe Deposit and Trust Company, as seller and servicer (the "Company"), as of the 1st day of January, 1997.


                                  WITNESSETH


     WHEREAS, the Purchaser has agreed to purchase from the Company and the Company has agreed to sell to the Purchaser certain conventional, adjustable rate first-lien mortgage loans and cooperative loans (hereinafter referred to as "Mortgage Loans") which have an aggregate outstanding principal balance as of the close of business on the Cut-off Date, after deduction of payments due on or before such date, of $171,430,902.00;

     WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first lien on real estate (or against the shares of a cooperative corporation and the related proprietary lease) located in the jurisdiction indicated on the Mortgage Loan Schedule, which is annexed hereto as Exhibit A;
                                          ---------

     WHEREAS, the Purchaser and the Company have agreed that the Purchaser will assign all of its rights and delegate all of its obligations hereunder to the Depositor (as defined herein), which in turn will assign all of its rights and delegate all of its obligations (except as otherwise specified herein) hereunder to the Trustee (as defined herein) under the Trust Agreement (as defined herein), and that each reference herein to the Purchaser is intended, unless otherwise specified, to mean Lehman Capital or the Trustee, as assignee, whichever is the holder of the Mortgage Loans from time to time; and

     WHEREAS, the Purchaser and the Company wish to prescribe the manner of purchase of the Mortgage Loans and the management, servicing and control of the Mortgage Loans.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Purchaser and the Company agree as follows:


                                  ARTICLE I

                                 DEFINITIONS
                                 -----------

     Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Accepted Servicing Practices:  With respect to any Mortgage Loan,
     ----------------------------
those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

     Additional Collateral: Any real or personal property, securities,
     ---------------------
cash, instruments, contracts or other documents constituting or evidencing collateral pledged as additional security for a Mortgage Loan (other than the Mortgaged Property).

     Additional Pledged Collateral Custodial Agreement: The agreement
     -------------------------------------------------
governing the retention of Additional Collateral, a form of which is annexed hereto as Exhibit K.
                  ---------

     Agreement:  This Mortgage Loan Sale, Warranties and Servicing
     ---------
Agreement and all amendments hereof and supplements and exhibits hereto.

     ALTA:  The American Land Title Association or any successor thereto.
     ----

     Appraised Value:  The amount set forth in an appraisal made in
     ---------------
connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

     Assignment of Mortgage:  An assignment of the Mortgage, notice of
     ----------------------
transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

     BIF:  The Bank Insurance Fund, or any successor thereto.
     ---

     Business Day:  Any day (8:30 to 5:00 p.m. EST) other than (i) a
     ------------
Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the Commonwealth of Massachusetts are authorized or obligated by law or executive order to be closed.

     Buydown Mortgage Loan: A Mortgage Loan for which funds have been
     ---------------------
deposited with the Company by the Mortgagor and/or other third party to be applied to the Monthly Payment for a specified period of time.

     Certificates:  Any or all of the Certificates to be issued pursuant
     ------------
to the Trust Agreement.

     Closing Date: January 15, 1997
     ------------

     Code:  The Internal Revenue Code of 1986, as it may be amended from
     ----
time to time, or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

     Company:  Boston Safe Deposit and Trust Company, or its successor in
     -------
interest or assigns. For purposes of representations and warranties and other provisions relating to servicing, FNMA or FHLMC qualifications, "Company" is deemed to include the Subservicer.

     Condemnation Proceeds:  All awards or settlements in respect of a
     ---------------------
Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

     Convertible Mortgage Loan:  Any Mortgage Loan as to which, pursuant
     -------------------------
to the related Mortgage Note, the Mortgagor may elect to convert the Mortgage Rate from an adjustable to a fixed rate of interest.

     Coop Loan:  A loan secured by a first lien against (i) shares issued
     ---------
by a cooperative apartment corporation and (ii) a Mortgagor's leasehold interest in a cooperative apartment located in such building.

     Cooperative Property:  The real property and improvements owned by
     --------------------
the cooperative corporation, that includes the allocation of individual dwelling units to the holders of the cooperative shares of the cooperative corporation.

     Cooperative Unit:  A single family dwelling located in a Cooperative
     ----------------
Property.

     Custodial Account:  The separate account or accounts created and
     -----------------
maintained pursuant to Section 4.04.

     Custodial Agreement:  The Assignment and Assumption Agreement
     -------------------
governing retention of the Mortgage Loan Documents, the form of which is attached hereto as Exhibit C-2.
                   -----------

     Custodian:  The Custodian under the Custodial Agreement, or its
     ---------
successor in interest or assigns or any successor to the Custodian under the Custodial Agreement as provided therein.

     Cut-off Date: January 1, 1997.
     ------------

     Deleted Mortgage Loan:  A Mortgage Loan which is repurchased by the
     ---------------------
Company in accordance with the terms of this Agreement or which is, in the case of a substitution pursuant to Section 3.03, replaced or to be replaced with one or more Qualified Substitute Mortgage Loans.

     Depositor:  Structured Asset Securities Corporation, a Delaware
     ---------
corporation, or its successors in interest or assigns.

     Determination Date:  The 12th day (or if such 12th Day is not a
     ------------------
Business Day, the Business Day immediately preceding such 12th day) of the month of the related Remittance Date.

     Due Date:  The day of the month on which the Monthly Payment is due
     --------
on a Mortgage Loan, exclusive of any days of grace.

     Due Period:  With respect to each Remittance Date, the period
     ----------
commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

     Errors and Omissions Insurance Policy:  An errors and omissions
     -------------------------------------
insurance policy to be maintained by the Company pursuant to Section 4.12.

     Escrow Account:  The separate account or accounts created and
     --------------
maintained pursuant to Section 4.06.

     Escrow Payments:  With respect to any Mortgage Loan, the amounts
     ---------------
constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

     Event of Default:  Any one of the conditions or circumstances
     ----------------

enumerated in Section 9.01.

     FDIC:  The Federal Deposit Insurance Corporation, or any successor
     ----
thereto.

     FHLMC:  The Federal Home Loan Mortgage Corporation, or any successor
     -----
thereto.

     Fidelity Bond:  A fidelity bond to be maintained by or on behalf of
     -------------
the Company pursuant to Section 4.12.

     First Remittance Date:  February 14, 1997
     ---------------------

     FNMA:  The Federal National Mortgage Association, or any successor
     ----
thereto.

     Gross Margin:  With respect to each Mortgage Loan, the fixed
     ------------
percentage amount set forth in the related Mortgage Note of two hundred seventy-five basis points (275), which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine, on each Interest Rate Adjustment Date, the Mortgage Interest Rate for such Mortgage Loan.

     Index:  On each Interest Rate Adjustment Date, the applicable index
     -----
shall be the weekly average yield of the secondary market interest rates on one year constant maturity treasuries (CMT).

     Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of
     ------------------
insurance policies insuring the Mortgage Loan or the related Mortgaged
Property.

     Interest Rate Adjustment Date:  The date on which an adjustment to
     -----------------------------
the Mortgage Interest Rate on a Mortgage Note becomes effective. The first Interest Rate Adjustment Date for each Mortgage Loan will occur in accordance with the terms of the Mortgage Note.

     Liquidation Proceeds:  Cash received in connection with the
     --------------------
liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

     Loan-to-Value Ratio or LTV:  With respect to any Mortgage Loan, the
     -------------------    ---
ratio of the principal balance of such Mortgage Loan at origination, or the Stated Principal Balance of such Mortgage Loan as of the Cut-Off Date or such other date as is specified, less the minimum value of Additional Collateral to the lesser of (a) the Appraised Value of the Mortgaged Property and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property, expressed as a percentage.

     Monthly Advance:  The portion of Monthly Payment delinquent with
     ---------------
respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Company pursuant to Section 5.03 on the Business Day immediately preceding the Remittance Date of the related month.

     Monthly Payment: The scheduled monthly payment of principal and/or
     ---------------
interest on a Mortgage Loan.

     Mortgage:  The mortgage, deed of trust, pledge and security agreement
     --------
or other instrument securing a Mortgage Note, which creates a first lien on either (i) an unsubordinated estate in fee simple in real property or (ii) a first lien on a cooperative apartment lease and related cooperative corporation shares, each as security for a Mortgage Note.

     Mortgage File:  The items pertaining to a particular Mortgage Loan
     -------------
referred to in Exhibit B annexed hereto, and any additional documents
               ---------
required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Impairment Insurance Policy:  A mortgage impairment or
     ------------------------------------
blanket hazard insurance policy as described in Section 4.11.

     Mortgage Interest Rate:  The annual rate of interest borne on a
     ----------------------
Mortgage Note, as adjusted from time to time in accordance with the provisions of such Mortgage Note. The Mortgage Interest Rate, as determined on each Interest Rate Adjustment Date, is equal to the sum of the Index and the Gross Margin, adjusted, if necessary, to comply with the Mortgage Interest Rate Cap.

     Mortgage Interest Rate Cap:  The limit on each Mortgage Interest Rate
     --------------------------
adjustment, such that as to each Mortgage Loan, the Mortgage Interest Rate shall not: (i) be more or less than the stated periodic cap as applied to the Mortgage Interest Rate in effect immediately prior to the particular Interest Rate Adjustment Date of the related Mortgage Loan; and (ii) exceed the maximum Mortgage Interest Rate Cap provided in the related Mortgage Note.

     Mortgage Loan:  An individual loan secured by a first lien on real
     -------------
property and each Coop Loan which is the subject of this Agreement and which is identified on the Mortgage Loan Schedule, including, without limitation, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such loan.

     Mortgage Loan Documents:  The documents listed in Exhibit C-1 hereto
     -----------------------                           -----------

     Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan,
     -----------------------------
the annual rate of interest remitted to the Purchaser, which shall be equal to the applicable Mortgage Interest Rate minus the Servicing Fee Rate.

     Mortgage Loan Schedule:  A schedule of Mortgage Loans annexed hereto
     ----------------------
as Exhibit A, such schedule setting forth the following information with
   ---------
respect to each Mortgage Loan: (1) the Company's Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the state code; (4) a code indicating whether the Mortgaged Property is a single family residence, condominium, shares in a cooperative corporation, or a 2-4 family residence; (5) a description of Additional Collateral, if any, and the value thereof at the close of business on the Cut-off Date; (6) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule; (7) the Loan-to-Value Ratio at origination; (8) the Mortgage Interest Rate as of the origination and Cut-off Dates; (9) the date on which the Mortgage Loan was originated; (10) the stated maturity date; (11) the amount of the Monthly Payment; (12) the last payment date on which a payment was actually applied to the outstanding principal balance; (13) the original principal amount of the Mortgage Loan; (14) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of the payments of principal due on or before the Cut-off Date, whether or not collected; (15) the Index; (16) the next Interest Rate Adjustment Date; (17) the Gross Margin; (18) the maximum Mortgage Interest Rate under the terms of the Mortgage Note; and (19) the minimum value of any additional collateral required under the terms of the Mortgage Loan. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; and (3) the weighted average Mortgage Interest Rate of the Mortgage Loans.

     Mortgage Note:  The note or other evidence of the indebtedness of a
     -------------
Mortgagor secured by a Mortgage.

     Mortgaged Property:  The real property or shares of a cooperative
     ------------------
corporation and related leasehold interest, as of the Closing Date, securing repayment of the debt evidenced by a Mortgage Note.

     Mortgagor:  The obligor on a Mortgage Note.
     ---------

     Nonrecoverable Advance:  With respect to each Mortgage Loan, a
     ----------------------
Monthly Advance with regard to which the Company, in its sole discretion, anticipates that the amount of such advance will not be ultimately recoverable from related Liquidation Proceeds, Insurance Proceeds or other amounts received with respect to such Mortgage Loan. The Company's determination as to a Nonrecoverable Advance shall be evidenced by a certificate in the form set forth in Exhibit M.
                                     ---------

     Officer's Certificate:  A certificate signed by the Chairman of the
     ---------------------
Board or the Vice Chairman of the Board or the President or a Vice President or an Assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Purchaser as required by this Agreement.

     Opinion of Counsel:  A written opinion of counsel, who may be an
     ------------------
employee of the Company, reasonably acceptable to the addressee (except that such counsel must be Independent (as defined in the Trust Agreement) outside counsel with respect to any such opinion required under Sections 4.15 and
11.02 of this Agreement).

     Person:  Any individual, corporation, partnership, limited liability
     ------
company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

     Prime Rate:  The rate published as the Prime Rate in The Wall Street
     ----------
Journal, Northeast edition.

     Principal Prepayment:  Any payment or other recovery of principal on
     --------------------
a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment Period:  The month preceding the month in which
     ---------------------------
the related Remittance Date occurs.

     Purchase Price:  The price as stated in the Purchase Price and Terms
     --------------
Letter.

     Purchase Price and Terms Letter:  The Purchase Price and Terms Letter
     -------------------------------
dated October 24, 1996 from the Company, as accepted and agreed to by the Purchaser.

     Purchaser: Lehman Capital, A Division of Lehman Brothers Holdings
     ---------
Inc., or its successor(s) in interest or any successor to the Purchaser or assignee thereof under this Agreement as herein provided, or of any such assignee.

     Qualified Depository:  A depository the accounts of which are insured
     --------------------
by the FDIC through the BIF or the SAIF and the debt obligations of which are rated the equivalent of AA or better by each Rating Agency.

     Qualified Substitute Mortgage Loan:  A Mortgage Loan eligible to be
     ----------------------------------
substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution: (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the related Deleted Mortgage Loan (to the extent that the principal balance of the Mortgage Loan is less than the Stated Principal Balance of the Deleted Mortgage Loan, the amount of such difference together with one month's interest on such difference at the applicable Remittance Rate, shall be deposited by the Company in the Custodial Account pursuant to
Section 4.04); (ii) have a Mortgage Loan Remittance Rate not less than, and not more than 2% greater than the Mortgage Loan Remittance Rate of the Deleted Mortgage Loan; (iii) have a Gross Margin of not more than 1/8th of one percent (0.125%) less than the Gross Margin of the related Deleted Mortgage Loan; (iv) have a remaining term to maturity not greater than, and not more than one year less than that of the Deleted Mortgage Loan;
(v) comply with each representation and warranty set forth in Section 3.02;
(vi) have a Loan-to-Value Ratio as of the date of such substitution not greater than that of the related Deleted Mortgage Loan; and (vii) not be a Coop Loan unless the related Deleted Mortgage Loan was a Coop Loan.

     Rating Agency:  Either of Standard & Poor's Rating Services, a
     -------------
division of The McGraw Hill Companies, Inc. and Fitch Investors Service, L.P.

     Record Date:  The close of business on the last Business Day of the
     -----------
month preceding the month of the related Remittance Date.

     REMIC:  A "real estate mortgage investment conduit" within the
     -----
meaning of Section 860D of the Code.

     REMIC Provisions:  The provisions of the federal income tax law
     ----------------
relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

     Remittance Date:  The 14th day (or if such 14th day is not a Business
     ---------------
Day, the first Business Day immediately preceding) of any month, beginning with the First Remittance Date.

     REO Disposition:  The final sale by the Company of any REO Property.
     ---------------

     REO Disposition Proceeds:  All amounts received with respect to an
     ------------------------
REO Disposition pursuant to Section 4.15.

     REO Property:  A Mortgaged Property acquired by the Company on behalf
     ------------
of the Purchaser through foreclosure or by deed in lieu of foreclosure, as described in Section 4.15.

     Repurchase Price:  With respect to any Mortgage Loan, a price equal
     ----------------
to (i) the Stated Principal Balance of the Mortgage Loan plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid (to the extent distributed to the Purchaser) to and including the date prior to repurchase, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase.

     SAIF:  The Savings Association Insurance Fund, or any successor
     ----
thereto.

     Securities Act of 1933 or the 1933 Act:  The Securities Act of 1933,
     ----------------------        --------
as amended.

     Servicing Advances:  All customary, reasonable and necessary
     ------------------
"out-of-pocket" costs and expenses other than Monthly Advances (including reasonable attorneys' fees and disbursements) incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property and (d) compliance with the obligations under Section 4.08.

     Servicing Fee:  With respect to each Mortgage Loan, the amount of the
     -------------
annual fee the Purchaser shall pay to the Company, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee with respect to any Mortgage Loan for any month is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of the related Monthly Payment collected by the Company, or as otherwise provided under Section 4.05.

     Servicing Fee Rate: 0.25% (25 basis points) per annum.
     ------------------

     Servicing File:  With respect to each Mortgage Loan, the file
     --------------
retained by the Company consisting of originals of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed in Exhibit C-1 hereto, the originals of
                                  -----------
which are delivered to the Custodian pursuant to Section 2.01.

     Servicing Officer:  Any officer of the Company involved in or
     -----------------
responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Purchaser upon request, as such list may from time to time be amended.

     Stated Principal Balance:  As to each Mortgage Loan, (i) the
     ------------------------
principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

     Subservicer:  Mellon Mortgage Company, or any other subservicer which
     -----------
is subservicing the Mortgage Loans pursuant to a Subservicing Agreement. Any Subservicer shall meet the qualifications set forth in Section 4.01.

     Subservicing Agreement:  An agreement between the Company and a
     ----------------------
Subservicer for the subservicing of the Mortgage Loans.

     Trust:  The trust fund established by the Trust Agreement, the assets
     -----
of which primarily consist of the Mortgage Loans.

     Trust Agreement:  The Trust Agreement dated as of January 1, 1997
     ---------------
between the Depositor and the Trustee.

     Trustee: Norwest Bank Minnesota, N.A., as Trustee under the Trust
     -------
Agreement, or its successor in interest or assigns.


                                  ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;  POSSESSION OF MORTGAGE FILES;
------------------------------------------------------------
BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS
-------------------------------------------------------------

     Section 2.01   Sale and Conveyance of Mortgage Loans;  Possession of
                    -----------------------------------------------------
Mortgage Files; Maintenance of Servicing Files.
----------------------------------------------

     (a)  Sale and Conveyance of Mortgage Loans:
          -------------------------------------

          (1)  Agreement to Purchase:  The Company agrees to sell, and
               ---------------------
Purchaser agrees to purchase, Mortgage Loans listed on the Mortgage Loan Schedule annexed hereto as Exhibit A, having an aggregate principal
                           ---------
balance on the Cut-off Date of $171,430,902.00.

          (2) The Company, simultaneously with the later to occur of execution and delivery of this Agreement and the receipt of the Purchase Price in good funds, as provided in the Purchase Price and Terms Letter, does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms of this Agreement, all the right, title and interest of the Company in and to the Mortgage Loans.

     (b)  Possession of Mortgage Files:  Pursuant to Section 2.03, the
          ----------------------------
Company has delivered or will have delivered as of the Closing Date the Mortgage Loan Documents to the Custodian. The contents of each Mortgage File and Servicing File not delivered to the Custodian are and shall be held in trust by the Company for the benefit of the Purchaser as the owner thereof. Upon the sale of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Purchaser, and the ownership of all records and documents with respect to the origination of each related Mortgage Loan prepared by or which come into the possession of the Company shall vest immediately in the Purchaser and shall be retained and maintained by the Company, in trust, at the will of the Purchaser and only in such custodial capacity.

     (c)  Maintenance of Servicing Files:  The Company shall maintain a
          ------------------------------
Servicing File consisting of all records required to service the Mortgage Loan. Each Servicing File shall be marked appropriately to reflect clearly the sale of the related Mortgage Loan to the Purchaser, and records relating to the Servicing Files will reflect their segregation from other files in the Servicer's possession. Ownership of Servicing Files shall be retained by the Company. The Company shall release the contents of any Servicing File only in accordance with written instructions from the Purchaser or its designee, unless such release is required as incidental to the Company's servicing of the Mortgage Loans or relates to a repurchase of any Mortgage Loan pursuant to Section 3.03 or Section 6.02. In the event the Company resigns or is terminated in accordance with the terms of this Agreement, the Company shall within a reasonable time thereafter release the Servicing Files to Purchaser or its designee.

     Section 2.02   Books and Records; Transfers of Mortgage Loans.
                    ----------------------------------------------

     From and after the sale of the Mortgage Loans to the Purchaser, all rights arising out of the Mortgage Loans, including but not limited to all funds received on or in connection with each Mortgage Loan, shall be received and held by the Company in trust for the benefit of the Purchaser as owner of the Mortgage Loans, and the Company shall retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of Mortgage Loans.

     The sale of each Mortgage Loan shall be reflected on the Company's balance sheet and other financial statements as a sale of assets by the Company. The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Company shall maintain in its possession, available for inspection by the Purchaser, or its designee and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds, documents maintained by the Company may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques.

     The Company shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

     The Company shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Company shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Company shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such a person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans, and any subsequent purchaser of one or more Mortgage Loans may sell and transfer such Mortgage Loans; provided, however, that in no event shall there be more than three persons at any given time having the status of "Purchaser" hereunder. The Purchaser shall advise the Company of the transfer of any Mortgage Loan by the Purchaser, and upon receipt of notice of such transfer, the Company shall mark its books and records to reflect the ownership of the Mortgage Loans by such transferee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred. Upon receipt of notice of any subsequent transfer of any Mortgage Loan, the Company shall mark its books and records to reflect the ownership of such Mortgage Loan by such subsequent transferee.

     Section 2.03   Additional Pledged Collateral Custodial Agreement;
                    --------------------------------------------------
Delivery of Documents.
---------------------

     Except as provided by the Additional Pledged Collateral Custodial Agreement delivered herewith, the Company has or will have by the Closing Date delivered and released to the Custodian those Mortgage Loan Documents as required by this Agreement with respect to each Mortgage Loan, a list of which is attached as Exhibit C-1 hereto.

     The Custodian has certified its receipt of all such Mortgage Loan Documents required to be delivered, as evidenced by a certification.

     Within 90 days of receipt by the Company of a copy of the initial certification of the Custodian (the "Custodian Certificate") which indicates that any of the Mortgage Loan Documents is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, torn or otherwise physically altered) (each, a "Material Defect"), the Company shall cure such Material Defect or, if it does not cure such Material Defect within such period and such Material Defect has, in Purchaser's reasonable judgement, a material adverse effect on Purchaser's ability to enforce the obligations of the borrower or the guarantor, as the case may be, under the Mortgage Loan Documents, repurchase the related Mortgage Loan at the Repurchase Price (or, to the extent provided in Section 3.03, substitute one or more Qualifying Substitute Mortgage Loans).

     The Company shall forward to the Custodian original documents evidencing any assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or Section 6.01 within one week of its execution; provided, however, that the Company shall provide the Custodian with a certified true copy of any such document submitted for recordation within one week of its execution and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty (60) days of its submission for recordation.


                                 ARTICLE III

                       REPRESENTATIONS AND WARRANTIES;
                      --------------------------------
                             REMEDIES AND BREACH
                            -------------------

     Section 3.01   Company Representations and Warranties.
                    --------------------------------------

     The Company represents and warrants to the Purchaser that, as of the Closing Date:

     (a)  Due Organization and Authority.  The Company is a trust company
          -------------------------------
duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Company has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company; and all requisite corporate action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms;

     (b)  Ordinary Course of Business.   The consummation of the
          ----------------------------
transactions contemplated by this Agreement are in the ordinary course of business of the Company, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

     (c)  No Conflicts.  Neither the execution and delivery of this
          ------------
Agreement, the origination or acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the other transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict materially with or result in a material breach of any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, constitute a default or result in an acceleration under any of the foregoing, or result in any material violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

     (d)  Ability to Service.  The Company is an approved seller/servicer
          ------------------
of conventional residential mortgage loans for FNMA or FHLMC, with the facilities, procedures, and experienced personnel necessary for the servicing, in accordance with Accepted Servicing Practices, of mortgage loans of the same type as the Mortgage Loans, and is in good standing, to sell mortgage loans to and service mortgage loans for FNMA or FHLMC, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Company unable to comply with FNMA or FHLMC eligibility requirements or which would require notification to either FNMA or FHLMC;

     (e)  Reasonable Servicing Fee.  The Company acknowledges and agrees
          -------------------------
that the Servicing Fee, as calculated at the Servicing Fee Rate, represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Company, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

     (f)  Ability to Perform.  The Company does not believe, nor does it
          -------------------
have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;


     (g)  No Litigation Pending.  There is no action, suit, proceeding or
          ----------------------
investigation pending or threatened against the Company which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Company contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

     (h)  No Consent Required.  No consent, approval, authorization or
          --------------------
order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or the compliance by the Company with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

     (i)  Selection Process.  The Mortgage Loans were selected from among
          -----------------
the outstanding adjustable rate one- to four- family mortgage loans in the Company's portfolio at the Closing Date as to which the representations and warranties set forth in Section 3.02 could be made and such selection was not made in a manner so as to affect adversely the interests of the Purchaser;

     (j)  No Untrue Information.  Neither this Agreement nor any
          ---------------------
statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any materially untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

     (k)  (RESERVED);

     (l)  Sale Treatment.  The Company has determined that the disposition
          --------------
of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;

     (m)  Financial Statements.  The Company has delivered to the
          ---------------------
Purchaser consolidated financial statements of Mellon Bank Corporation, as to its last two complete fiscal years and any later quarter ended more than sixty (60) days prior to the execution of this Agreement. All such financial statements fairly present the pertinent results of operations and affiliates and have been prepared in accordance with generally accepted accounting principles constantly applied throughout the periods involved, except as set forth in the notes thereto. In addition, the Company has delivered information as to its conventional mortgage loan delinquency and foreclosure experience for the immediately preceding three-year period, in each case with respect to mortgage loans owned by it and such mortgage loans serviced for others during such period, and all such information so delivered is true and correct in all material respects. There has been no change in the business, operations, financial condition, properties or assets of the Company since the date of the Company's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement. The Company has completed any forms requested by the Purchaser in a timely manner and in accordance with the provided instructions;

     (n)  No Brokers' Fees.  The Company has not dealt with any broker,
          ----------------
investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans; and

     (o)  Fair Consideration.  The consideration received by the Company
          ------------------
upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

     Section 3.02   Representations and Warranties Regarding Individual
                    ---------------------------------------------------
Mortgage Loans.
--------------

     As to each Mortgage Loan, the Company hereby represents and warrants to the Purchaser that, as of the Closing Date:

     (a)  Mortgage Loans as Described.  The information set forth in the
          ----------------------------
Mortgage Loan Schedule is complete, true and correct, in all material respects;

     (b)  Payments Current.  Except as set forth in Schedule 3.02(b), all
          ----------------
payments required to be made up to the Closing Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment required under the Mortgage Loan has been delinquent by more than thirty (30) days within the twelve months preceding the Cut-off Date;

     (c)  No Outstanding Charges.  There are no defaults in complying with
          ----------------------
the terms of the Mortgages, and Company has no notice as to any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing but which have not been paid. The Company has not advanced funds, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

     (d)  Original Terms Unmodified.  The terms of the Mortgage Note and
          -------------------------
Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument (which, if necessary to protect the interests of the Purchaser, has been recorded) which has been delivered to the Custodian;

     (e)  No Defenses.  The Mortgage Loan is not subject to any right of
          -----------
rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and Company has no knowledge that any Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

     (f)  Hazard Insurance.  Except in the case of Coop Loans, the
          ----------------
Mortgage requires all buildings or other improvements on the Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 4.10. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of Section 4.10. All individual insurance policies contain a standard mortgagee clause naming the Company and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Company has not engaged in, and has no knowledge of the Mortgagor's or any Subservicer's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for therein, or the validity and binding effect of either, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Company;

     (g)  Compliance with Applicable Laws.  Any and all requirements of
       ----------------------------------
any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, and the Company shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements;

     (h)  No Satisfaction of Mortgage.  The lien against the Mortgaged
          ---------------------------
Property has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Company has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Company waived any default resulting from any action or inaction by the Mortgagor;

     (i)  Location and Type of Mortgaged Property.  Except for Coop Loans,
          ---------------------------------------
the Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon or upon which a detached single family residence will be erected, or a two- to four- family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development. For Coop Loans, the Mortgaged Property consists of shares of stock in a cooperative housing corporation and a leasehold interest in a cooperative apartment owned by such corporation located in the state identified in the Mortgaged Loan Schedule;

     (j)  Valid First Lien.  The Mortgage is a valid, subsisting,
          ----------------
enforceable and perfected first lien on the Mortgaged Property. Where the Mortgaged Property consists of residential real estate, the lien includes all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such building, and all additions, alterations, and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

               (1) the lien of current real property taxes and assessments not yet due and payable;

               (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (ii) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

               (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.


Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the Mortgaged Property and any additional collateral for the Mortgage Loan and the Company has full right to sell and assign the same to the Purchaser;

     (k)  Validity of Mortgage Documents.  The Mortgage Note and the
          -------------------------------
Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage and any other related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage and any other related agreement, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. No fraud was committed in connection with the origination of the Mortgage Loan. The Company has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein;

     (l)  Full Payment of Costs.  All costs, fees and expenses incurred in
          ---------------------
making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

     (m)  Ownership.  Immediately prior to the sale of the Mortgage Loans
          ---------
by the Company to the Purchaser pursuant to this Agreement, the Company was the sole owner of record and holder of the Mortgage Loan. The Mortgage Loan is not assigned or pledged, and the Company has good and marketable title thereto, and has full right to transfer and sell the Mortgage Loan therein to the Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

     (n)  Doing Business.   All parties which have had any interest in the
          --------------
Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the real Mortgaged Property is located, and (2) organized under the laws of such state, or (3) qualified to do business in such state, or (4) federal savings and loan associations or national banks having principal offices in such state, or (5) not doing business in such state;

     (o)  LTV.  No Mortgage Loan has a Loan-to-Value Ratio at origination
          ---
(or, if any Mortgage Loan has been the subject of a significant modification since origination, other than as a result of a default or imminent default, as of the date of such modification) equal to or greater than 90%.

     (p)  Title Insurance.  Except in the case of Coop Loans, the Mortgage
          ---------------
Loan is covered by either (i) an attorney's opinion of title and abstract of title the form and substance of which is acceptable to mortgage lending institutions making mortgage loans in the area where the Mortgaged Property is located or (ii) an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Company, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, and against any loss by reason of the invalidity or enforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment, subject only to the exceptions contained in clauses (1), (2) and (3) of paragraph (j) of this Section 3.02 and against any loss resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. If the Mortgaged Property is a condominium unit located in a state in which a title insurer will generally issue an endorsement, then the related title insurance policy contains an endorsement insuring the validity of the creation of the condominium form of ownership with respect to the project in which such unit is located. The Company is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the loan sale transaction contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Company;

     (q)  No Defaults.  There is no default, breach, violation or event of
          -----------
acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Company nor its predecessors have waived any default, breach, violation or event of acceleration, and no foreclosure action has been commenced with respect to any Mortgage Loan;

     (r)  No Mechanics' Liens.  There are no mechanics' or similar liens
          -------------------
or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the Mortgaged Property which are or may be liens prior to, or equal or subordinate with the lien of the related Mortgage;

     (s)  Location of Improvements; No Encroachments.  All improvements
          ------------------------------------------
which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property (and, if the property is a condominium unit, such improvements lie wholly within the project) and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

     (t)  Origination; Payment Terms.  At the time the Mortgage Loan was
          --------------------------
originated, the originator was a Mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act or a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a Federal or State authority. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. The Mortgage Interest Rate is adjusted on each Interest Rate Adjustment Date to equal the Index plus the Gross Margin, which amount is added in accordance with the terms of the Mortgage Note, subject to the Mortgage Interest Rate Cap. The Mortgage Note is payable each month in installments of principal and/or interest, which installments of interest are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty (30) years. The Mortgage Note provides for accrual of interest on the basis of a 360 day year consisting of twelve 30-day months. There is no negative amortization. At no time has the Mortgage Interest Rate exceeded the lifetime cap as set forth in the related Note.

     (u)  Customary Provisions.  The Mortgage contains customary and
          --------------------
enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan, foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

     (v)  Underwriting.  The Mortgage Loans were generally underwritten
          ------------
and approved substantially in accordance with the Company's written procedures and standards set forth in the attachment to the Purchase Price and Terms Letter;

     (w)  Occupancy of the Mortgaged Property.  As of the Closing Date the
          -----------------------------------
Mortgaged Property (or, in the case of a Coop Loan, the related Cooperative
Unit) is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (or, in the case of a Coop Loan, the related Cooperative Unit) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

     (x)  No Additional Collateral.  With the exception of Mortgage Loans
          ------------------------
identified on the Mortgage Loan Schedule as having additional collateral, the Mortgage Note is not secured by any collateral except the lien on Mortgaged Property created by the corresponding Mortgage and the security interest or any applicable security agreement or chattel mortgage referred to in Section 3.02(j) above;

     (y)  Deeds of Trust.  In the event the Mortgage constitutes a deed of
          --------------
trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

     (z)  Acceptable Investment.  The Company has no knowledge of any
          ---------------------
circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor and/or the Mortgagor's credit standing that can reasonably be expected to:

          (i) cause private institutional investors to regard the Mortgage Loan as an unacceptable investment;

          (ii) cause the Mortgage Loan to become delinquent; or

          (iii) adversely affect the value or marketability of the Mortgage Loan;

     (aa) Delivery of Mortgage Documents.  The Mortgage Loan Documents
          ------------------------------
have been delivered (or will have been delivered by the Closing Date) to the Custodian. The Company is in possession of a complete, true and accurate Mortgage File in compliance with Exhibit B, except for such
                                          ---------
documents the originals of which have been delivered to the Custodian;

     (bb) Appraisal.  The Mortgage File contains an appraisal of the
          ---------
related Mortgaged Property conducted by a qualified appraiser, duly appointed by the Company, who had no interest direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Title XI of the Federal Institution Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

     (cc) Transfer of Mortgage Loans.  The Assignment of Mortgage is in
          --------------------------
recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property consisting of residential real estate is located;

     (dd) Due on Sale.  The Mortgage contains an enforceable provision for
          -----------
the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

     (ee) Conversion to Fixed Interest Rate.  Except as set forth in
          ---------------------------------
Schedule 3.02 (ee), the Mortgage Loan does not contain a provision permitting or requiring conversion to a fixed interest rate Mortgage Loan;

     (ff) Consolidation of Future Advances.  None of the Mortgage Loans
          --------------------------------
contain any provisions permitting future advances after the Cut-off Date. Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. Except in the case of Coop Loans, the lien of the Mortgage securing the consolidated principal amounts is insured as having first lien priority by a title insurance policy, and endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

     (gg) Mortgaged Property Undamaged.  There is no proceeding pending
          ----------------------------
for the total or partial condemnation of the Mortgaged Property. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

     (hh) Collection Practices; Escrow Deposits; Interest Rate
          ----------------------------------------------------
Adjustments.  The origination and collection practices used with respect
-----------
to the Mortgage Loan have been in accordance with Accepted Servicing Practices, and have been in all respects in compliance with all applicable laws and regulations. All Mortgage Interest Rate adjustments have been made in compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

     (ii) Environmental Matters.  To the best of the Company's knowledge,
          ---------------------
the Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation;

     (jj) Soldiers' and Sailors' Relief Act.  The Mortgagor has not
          ---------------------------------
notified the Company, and the Company has no knowledge, of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

     (kk) Intentionally omitted.

     (ll) Mortgage Discharge.  The Mortgagor has executed a statement to
          ------------------
the effect that the Mortgagor has received certain identified disclosure materials, which materials the Seller was required by applicable law to deliver to the Mortgagor. The Company shall maintain such statement in the Mortgage File;

     (mm) REMIC Qualification.  Each Mortgage Loan is a "qualified
          -------------------
mortgage" within the meaning of Section 860G of the Code and Treas. Reg.
1.860G-2;

     (nn) Buydown Mortgage Loans.  Except as provided on Schedule I
          ----------------------
hereto, none of the Mortgage Loans is a Buydown Mortgage Loan;

     (oo) No Partial Release of Collateral.  No Mortgage Loan requires the
          --------------------------------
Mortgagee to release any portion of the Mortgaged Property from the lien of the Mortgage other than (i) upon payment in full of the Mortgage Loan or
(ii) with respect to Mortgaged Property consisting of more than one piece of real property or shares of a cooperative corporation, a release of a portion of the Mortgaged Property upon a partial repayment of the Mortgage Loan, provided the LTV of the remaining Mortgaged Property after the release does not exceed 90%.

     Section 3.03   Remedies for Breach of Representations and Warranties.
                    -----------------------------------------------------
     It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and the subsequent sale of the Mortgage Loans by the Purchaser to the Depositor and by the Depositor to the Trustee under the Trust Agreement, and the delivery of the Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Purchaser, specifically, including the Trustee, as provided in Section 11.10 hereof, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Company or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser (or which materially and adversely affects the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan) the party discovering such breach shall give prompt written notice to the other.

     Within sixty (60) days of the earlier of either discovery by or notice to the Company of any breach of a representation or warranty which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser (or which materially and adversely affects the interests of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. In the event that a breach shall involve any representation or warranty set forth in Section 3.01, and either discovery by or notice to the Company of such breach, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by the Company at the Repurchase Price. However, if the breach shall involve a representation or warranty set forth in Section 3.02, the Company may, at its option and provided that the Company has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that no such substitution shall be made (i) after the two-year period beginning on the Closing Date and (ii) unless the Purchaser has received an Opinion of Counsel (at the expense of the Company) that such substitution will not adversely affect the status of any REMIC established pursuant to the Trust Agreement as a REMIC or cause any such REMIC to be deemed to have engaged in a "prohibited transaction" under the REMIC provisions. If the Company has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 3.03 shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution.

     At the time of repurchase or substitution, the Purchaser and the Company shall arrange for the reassignment of the Deleted Mortgage Loan to the Company and the delivery to the Company of any documents held by the Custodian relating to the Deleted Mortgage Loan. In the event of a repurchase or substitution, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase or substitution has taken place, amend the Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify a Qualified Substitute Mortgage Loan and amend the Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement. In connection with any such substitution, the Company shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. The Company shall effect such substitution by delivering to the Custodian for such Qualified Substitute Mortgage Loan the related Mortgage Loan Documents with the Mortgage Note endorsed as required. No substitution will be made in any calendar month after the Determination Date for such month. The Company shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the Company. For the month of substitution, distributions to Purchaser shall include the Monthly Payment due on any Deleted Mortgage Loan in the month of substitution. The Company shall thereafter be entitled to retain all amounts subsequently received by the Company in respect of such Deleted Mortgage Loan.

     For any month in which the Company substitutes a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan the Company shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be distributed by the Company in the month of substitution pursuant to Section 5.01. Accordingly, on the date of such substitution, the Company shall deposit from its own funds into the Custodial Account an amount equal to the amount of such shortfall.

     In addition to such repurchase or substitution obligation, the Company shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon or resulting from a breach of the Company's representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Company set forth in this Section 3.03 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this
Section 3.03 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

     Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in Section 3.01 and
3.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Company to the Purchaser, (ii) failure by the Company to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Company by the Purchaser for compliance with this Agreement.

     Section 3.04   Mortgage Loans Convertible to Fixed Interest Rate.
                    -------------------------------------------------
     In the event the Mortgagor under any Convertible Mortgage Loan elects to convert said Mortgage Loan to a fixed interest rate Mortgage Loan, as provided in the related Mortgage Note, then the Company shall repurchase such Mortgage Loan at the Repurchase Price or substitute in its place a Qualified Substitute Mortgage Loan or Loans in the manner prescribed in Section 3.03.


                                  ARTICLE IV

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
                ----------------------------------------------

     Section 4.01   Company to Act as Servicer.
                   --------------------------
     The Company, as an independent contractor, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Company may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

     Consistent with the terms of this Agreement, the Company may waive any late payment charge, assumption fee or other fee that may be collected in the ordinary course of servicing the Mortgage Loans. The Company shall not make any future advances with respect to a Mortgage Loan and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent) the Company shall not permit any modification of any material term of any Mortgage Loan, including any modification that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan, unless approved by Purchaser on a Mortgage Loan-by-Mortgage Loan basis (which approval shall not be unreasonably withheld, conditioned or delayed), or unless pursuant to a loan modification program previously presented to and approved by the Purchaser. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Company shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 5.03, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Company shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 5.03. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute, deliver and record (if appropriate) on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments and any other certificate or instrument necessary to carry out the modifications contemplated by this Section 4.01, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.
Purchaser hereby acknowledges that the modifications to the Mortgage Loan Documents set forth in Exhibit N hereto are not material modifications for
                       ---------
which Purchaser's consent would be required hereunder. Upon the request of the Company, the Purchaser shall furnish the Company with any powers of attorney and other documents reasonably required by the Company which are necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement.

     In the event that foreclosure proceedings are commenced in respect of any Mortgage Loan as to which Additional Collateral has been pledged as security, the Company shall, if such Additional Collateral is readily marketable, immediately commence the liquidation of such collateral. The proceeds of such sale shall be promptly deposited in the Custodial Account. If such Additional Collateral is not readily marketable, the Company shall not exercise any right it may have to seize, convert or otherwise assume ownership of such Additional Collateral.

     In servicing and administering the Mortgage Loans, the Company shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Company.

     The Mortgage Loans may be subserviced by the Subservicer, in accordance with the servicing provisions of this Agreement, on behalf of the Company, provided that the Subservicer is a FNMA-approved lender or a FHLMC seller/servicer in good standing, and no event has occurred, including but not limited to a change in insurance coverage, which would make it unable to comply with the eligibility requirements for lenders imposed by FNMA or for seller/servicers imposed by FHLMC, or which would require notification to FNMA or FHLMC. The Company may perform any of its servicing responsibilities hereunder or may cause the Subservicer to perform any such servicing responsibilities on its behalf, but the use by the Company of the Subservicer shall not release the Company from any of its obligations hereunder and the Company shall remain responsible hereunder for all acts and omissions of the Subservicer as fully as if such acts and omissions were those of the Company. The Company shall pay all fees and expenses of the Subservicer from its own funds, and the Subservicer's fee shall not exceed the Servicing Fee.

     References in this Agreement to performance by the Company of its servicing responsibilities hereunder shall be deemed to include the Subservicer acting on behalf of the Company.

     At the cost and expense of the Company, without any right of reimbursement from the Custodial Account, the Company shall be entitled to terminate the rights and responsibilities of the Subservicer and arrange for any servicing responsibilities to be performed by a successor Subservicer meeting the requirements in the two preceding paragraphs; provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Company, at the Company's option, from electing to service the related Mortgage Loans itself. In the event that the Company's responsibilities and duties under this Agreement are terminated pursuant to Section 8.04, 9.01,
10.01 or 10.02 , and if requested to do so by the Purchaser, the Company shall at its own cost and expense terminate the rights and responsibilities of the Subservicer as soon as is reasonably possible. The Company shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of the Subservicer from the Company's own funds without reimbursement from the Purchaser.

     Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Company and the Subservicer or any reference herein to action taken though the Subservicer or otherwise, the Company shall not be relieved of its obligations to the Purchaser and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Company shall be entitled to enter into an agreement with the Subservicer for indemnification of the Company by the Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving the Subservicer shall be deemed to be between the Subservicer and Company alone, and the Purchaser shall have no obligations, duties or liabilities with respect to the Subservicer including no obligation, duty or liability of Purchaser to pay the Subservicer's fees and expenses. For purposes of distributions and advances by the Company pursuant to this Agreement, the Company shall be deemed to have received a payment or other recovery in respect of a Mortgage Loan when the Subservicer has received such payment or recovery.

     Section 4.02   Liquidation of Mortgage Loans.
                    -----------------------------
     In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as (1) the Company would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, and (3) the Company shall determine prudently to be in the best interest of Purchaser. In the event that any payment due under any Mortgage Loan is not postponed pursuant to
Section 4.01 and remains delinquent for a period of ninety (90) days or any other default continues for a period of ninety (90) days beyond the expiration of any grace or cure period, the Company shall commence foreclosure proceedings, provided that, prior to commencing foreclosure proceedings, the Company shall notify the Purchaser in writing of the Company's intention to do so, and the Company shall not commence foreclosure proceedings if the Purchaser objects to such action within ten (10) Business Days of receiving such notice. The Company's obligation to make such Monthly Advances shall terminate upon delivery by the Company to the Purchaser of a Certificate of Nonrecoverable Advance in the form set forth in Exhibit M.
                                                               ---------

     Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Company has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection, a review of such Mortgaged Property shall be conducted by a qualified inspector. Upon completion of the inspection, the Company shall promptly provide the Purchaser with a written report of the environmental inspection.

     In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Company shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure, and the Company shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.

     Section 4.03   Collection of Mortgage Loan Payments.
                    ------------------------------------

     Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Company shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagor will be sufficient to pay such charges as and when they become due and payable.

     Section 4.04   Establishment of and Deposits to Custodial Account.
                    --------------------------------------------------
     The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "Boston Safe Deposit and Trust Company in trust for Norwest Bank Minnesota, N.A., as Trustee, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-1," or such other designation as the Purchaser may direct. The Custodial Account shall be established with a Qualified Depository. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law. Funds deposited in the Custodial Account may be drawn on by the Company in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit D-1 hereto, in the
                                            -----------
case of an account established with the Company, or by a letter agreement in the form of Exhibit D-2 hereto, in the case of an account held by a
            -----------
depository other than the Company. A copy of such certification or letter agreement shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

     Funds in a Custodial Account may be invested in Eligible Investments (as defined in the Trust Agreement) which shall mature not later than the earlier of the Business Day immediately preceding the next succeeding Remittance Date, and such investments shall not be sold or disposed of prior to their maturity. All income and gain realized from any investment shall be for the benefit of the Company and shall be subject to its withdrawal or order. The amount of any losses incurred in respect of any such investments shall be deposited in the related Custodial Account by the Company out of its own funds immediately as such loss is realized.

     The Company shall deposit in the Custodial Account on a daily basis, as received, and retain therein, the following collections received by the Company and payments made by the Company after the Cut-off Date, other than payments of principal and interest due on or before the Cut-off Date:

     (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

     (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

     (iii)     all Liquidation Proceeds;

     (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 4.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14) and Section 4.11;

     (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14;

     (vi) any amount required to be deposited in the Custodial Account pursuant to Section 4.01, 4.04, 5.03, 6.01 or 6.02;

     (vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 3.03 and all amounts required to be deposited by the Company in connection with a shortfall in principal amount of any Qualified Substitute Mortgage Loan pursuant to Section 3.03;

     (viii) with respect to each Principal Prepayment received during the immediately preceding Principal Prepayment Period, an amount (to be paid by the Company out of its funds as provided in Section 6.03 hereof) which, when added to all amounts allocable to interest received in connection with such Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Loan Remittance Rate, the aggregate of such payments by the Company for any month not to exceed the aggregate of the Company's Servicing Fees for such month.

     (ix) any amounts required to be deposited by the Company pursuant to
Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy; and

     (x) any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 4.15.

     The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Company into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to
Section 4.05.

     Section 4.05   Permitted Withdrawals From Custodial Account.
                    --------------------------------------------

     The Company shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

     (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

     (ii) to reimburse itself for Monthly Advances of the Company's funds made pursuant to Section 5.03, the Company's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received with respect to the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of the Purchaser, except that, where the Company is required to repurchase a Mortgage Loan pursuant to
Section 3.03 or 6.02, the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

     (iii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Company's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser except where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03 or 6.02, in which case the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

     (iv) to pay itself investment earnings on funds deposited in the Custodial Account;

     (v) to reimburse itself for expenses incurred and reimbursable to it pursuant to Sections 4.02 and 8.01;

     (vi) to pay any amount required to be paid pursuant to Sections 4.02 and
4.15 related to any REO Property, it being understood that in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

     (vii)     to withdraw funds deposited in error in the Custodial Account;
and

     (viii) to clear and terminate the Custodial Account upon the termination of this Agreement.

     On each Remittance Date, the Company shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 5.01, the Company is not obligated to remit on such Remittance Date. The Company may use such withdrawn funds only for the purposes described in this Section 4.05.

     Section 4.06   Establishment of and Deposits to Escrow Account.
                    -----------------------------------------------
     The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts titled, "Boston Safe Deposit and Trust Company, in trust for Norwest Bank Minnesota, N.A., as Trustee, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-1," or such other designation as the Purchaser may direct. The Escrow Account shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Company in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit E-1
                                                             -----------
hereto, in the case of an account established with the Company, or by a letter agreement in the form of Exhibit E-2 hereto, in the case of an
                                -----------
account held by a depository other than the Company. A copy of such certification shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

     The Company shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

     (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

     (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

     The Company shall make withdrawals from the Escrow Account only to effect such payments as are required or permitted under this Agreement, as set forth in Section 4.07. The Company shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Company shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

     Section 4.07   Permitted Withdrawals From Escrow Account.
                    -----------------------------------------
     Withdrawals from the Escrow Account or Accounts may be made by the Company only:

     (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire, flood and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

     (ii) to reimburse the Company for any Servicing Advances made by the Company pursuant to Section 4.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

     (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

     (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

     (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 4.14;

     (vi) to pay to the Company, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

     (vii)     to withdraw funds deposited in error in the Escrow Account;
and

     (viii) to clear and terminate the Escrow Account on the termination of this Agreement.

     Section 4.08   Maintenance of Tax, Insurance, Other Charge Records.
                    ---------------------------------------------------
     With respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and the charges which are or may become a lien upon the Mortgaged Property and the status of fire, flood and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Company in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Company shall make a Servicing Advance from its own funds to effect such payment upon notice that payment of such amounts is due and unpaid.

     Section 4.09   Protection of Accounts.
                    ----------------------
     The Company may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be withheld unreasonably.

     The Company shall bear any expenses, losses or damages sustained by the Purchaser because the Custodial Account or Escrow Account is not a demand deposit account.

     Section 4.10   Maintenance of Hazard Insurance.
                    -------------------------------

     The Company shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by an insurer that satisfies the requirements of FNMA or FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

     If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect with a generally acceptable insurance carrier in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement-cost basis or the unpaid balance of the Mortgage Loan if replacement coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.

     If a Mortgage is secured by a unit in a condominium, the Company shall have received a certificate of insurance evidencing a master policy held by the owner's association and naming the Company as loss payee.

     In the event that the Purchaser or the Company shall determine that the Mortgaged Property (or, in the case of a Cooperative Loan, the related Cooperative Unit) should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Company shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

     All policies required hereunder shall name the Company as loss payee and shall be endorsed with standard mortgagee clauses, which shall provide for at least 30 days' prior written notice of any cancellation, reduction in amount or material change in coverage.

     The Company shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent; provided, however, that the Company shall not accept any such insurance policies from insurance companies unless such companies satisfy the requirements of FNMA and FHLMC and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Company shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Company shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

     Pursuant to Section 4.04, any amounts collected by the Company under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property (or, in the case of a Cooperative Loan, the related Cooperative Unit), or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Company's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

     Section 4.11   Maintenance of Mortgage Impairment Insurance.
                    --------------------------------------------
     The Company shall maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on any or all of the Mortgage Loans and, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10.
Any amounts collected by the Company under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Company shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to deposited from the Company's funds, without reimbursement therefor. Upon request of the Purchaser, the Company shall cause to be delivered to such Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Purchaser.

     Section 4.12   Maintenance of Fidelity Bond and Errors and Omissions
                    -----------------------------------------------------
Insurance.
---------
     The Company or its corporate parent shall maintain on behalf of the Company with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Company Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Company Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Company against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this
Section 4.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Mortgage-Backed Securities Selling and Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide. Upon the request of the Purchaser, the Company shall cause to be delivered to the Purchaser a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Purchaser.

     Section 4.13   Inspections.
                    -----------
     The Company shall inspect the Mortgaged Property as often as deemed necessary by the Company to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than sixty (60) days delinquent, the Company immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Company shall keep a written report of each such inspection.

     Section 4.14   Restoration of Mortgaged Property.
                    ---------------------------------
     The Company need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, the Company shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

     (i) the Company shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

     (ii) the Company shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens; and

     (iii) pending repairs or restoration, the Company shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

     If the Purchaser is named as an additional loss payee, the Company is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

     Section 4.15   Title, Management and Disposition of REO Property.
                    -------------------------------------------------
     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Company from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

     The Company shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Company, either itself or through an agent selected by the Company, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Company shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Company deems to be in the best interest of the Purchaser.

     The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within two years after title has been taken to such REO Property, unless (i) the Purchaser shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to such two-year period (and specifying the period beyond such two-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or cause the related REMIC to fail to qualify as a REMIC, in which case the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (ii) the Purchaser (at the Company's expense) or the Company shall have applied for, prior to the expiration of such two-year period, an extension of such two-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the two-year period shall be extended by the applicable period. If a period longer than two years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Company shall report monthly to the Purchaser as to progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Company as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement between the Company and Purchaser shall be entered into with respect to such purchase money mortgage.

     Notwithstanding any other provision of this Agreement, no Mortgaged Property held by a REMIC shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within a meaning of section 860G(a)(8) of the Code, (ii) subject the Trust to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the Trust or any income from non-permitted assets as described in section 860F(a) (2)(B) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes.

     The Company shall also maintain on each REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

     The disposition of REO Property shall be carried out by the Company at such price, and upon such terms and conditions, as the Company deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter, the expenses of such sale shall be paid and the Company shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed Monthly Advances made pursuant to
Section 5.03, and on the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

     The Company shall withdraw from the Custodial Account funds necessary for the proper operation, management and maintenance of each REO Property, including the cost of maintaining any hazard insurance pursuant to Section
4.10 and the fees of any managing agent of the Company, a Subservicer, or the Company itself. The REO management fee shall be an amount that is reasonable and customary in the area where the Mortgaged Property is located. The Company shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section
4.15 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

     Section 4.16   Real Estate Owned Reports.
                    -------------------------
     Together with the statement furnished pursuant to Section 5.02, the Company shall furnish to the Purchaser on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Company's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

     Section 4.17   Liquidation Reports.
                    -------------------
     Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Company shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

     Section 4.18   Notification of Adjustments.
                    ---------------------------
     With respect to each Mortgage Loan, the Company shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date in compliance with requirements of applicable law and the related Mortgage and
Mortgage Note.   The Company shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments. The Company shall promptly, upon written request therefor, deliver to the Purchaser such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Company or the receipt of notice from the Purchaser that the Company has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note, the Company shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused to the Purchaser thereby.

     Section 4.19   Reports of Foreclosures and Abandonments of Mortgaged
                    -----------------------------------------------------
Property.
--------

     Following the foreclosure sale or abandonment of any Mortgaged Property, the Company shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.


                                  ARTICLE V

                            PAYMENTS TO PURCHASER
                            ---------------------

Section 5.01   Remittances.
               -----------
On each Remittance Date the Company shall remit by wire transfer of immediately available funds to the Purchaser the sum of (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05 ), (b) all amounts, if any, which the Company is obligated to deposit into the Custodial Account pursuant to
Section 5.03, and (c) any amounts payable with respect to Qualified Substitute Mortgage Loans, but not including, (i) any amounts attributable to Principal Prepayments received after the immediately preceding Principal Prepayment Period, (ii) any Liquidation Proceeds and Insurance Proceeds received after the immediately preceding Prepayment Period, and (iii) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of such Remittance Date, all of which amounts together with any additional interest required to be deposited into a Custodial Account in connection with a Principal Prepayment in accordance with Section 4.04(viii), shall be remitted on the next succeeding Remittance Date.

     With respect to any remittance received by the Purchaser after the second Business Day following the Remittance Date on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three (3) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

     Section 5.02   Statements to Purchaser.
                    -----------------------
     Not later than the Remittance Date, the Company shall furnish to the Purchaser a Monthly Remittance Advice, with a trial balance report attached thereto, in the form of Exhibit F annexed hereto as to the
                                 ---------
preceding remittance and the period ending on the preceding Determination
Date.

     In addition, not more than sixty (60) days after the end of each calendar year, the Company shall furnish to each Person who was a Purchaser at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

     Such obligation of the Company shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Company pursuant to any requirements of the Code as from time to time are in force.

     The Company shall prepare and file any and all tax returns, information statements or other filings relating to the period of time prior to the sale of the Mortgage Loans by the Company to the Purchaser required to be delivered to any governmental taxing authority pursuant to any applicable law with respect to the Mortgage Loans. In addition, the Company shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax returns.

     Section 5.03   Monthly Advances by Company.
                    ---------------------------

     On the Business Day immediately preceding each Remittance Date, the Company shall deposit in the Custodial Account from its own funds an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to
Section 4.01. The Company's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or until the Company deems a future advance to be a Nonrecoverable Advance.


                                  ARTICLE VI

                         GENERAL SERVICING PROCEDURES
                         ----------------------------

     Section 6.01   Transfers of  Mortgaged Property.
                    --------------------------------
     The Company shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Company shall, to the extent it has knowledge of such conveyance, exercise its right to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto; provided, however, that the Company shall not exercise such rights if prohibited by law from doing so.

     If the Company reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Company shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Company is unable under applicable law to require that the original Mortgagor remains liable under the Mortgage Note and the Company has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Company for entering into an assumption agreement, a portion of such fee, up to an amount equal to one-half of one percent (0.5%) of the outstanding principal balance of the related Mortgage Loan, will be retained by the Company as additional servicing compensation, and any portion thereof in excess of one-half of one percent (0.5%) shall be deposited in the Custodial Account for the benefit of the Purchaser. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

     To the extent that any Mortgage Loan is assumed, the Company shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the Company's underwriting criteria, as set forth in the attachment to the Purchase Price and Terms Letter. If the credit of the proposed transferee does not meet such underwriting criteria, the Company diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

     Section 6.02   Satisfaction of Mortgages and Release of Mortgage
                    -------------------------------------------------
Files.
-----
     Upon the payment in full of any Mortgage Loan, or the receipt by the Company of a notification that payment in full will be escrowed in a manner customary for such purposes, the Company shall notify the Purchaser in the Monthly Remittance Advice as provided in Section 5.02, and may request the release of any Mortgage Loan Documents.

     If (i) the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within two (2) Business Days of receipt of such demand by the Purchaser. The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in
Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

     Section 6.03   Servicing Compensation.
                    ----------------------
     As compensation for its services hereunder, the Company shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amount of its Servicing Fee. The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid principal balance and for the same period with respect to which any related interest payment on a Mortgage Loan is computed. The Servicing Fee shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments collected by the Company. The aggregate of the Servicing Fees for any months with respect to the Mortgage Loans shall be reduced by any amount payable by the Company with respect to such month pursuant to Section 4.04(viii).

     Additional servicing compensation in the form of assumption fees, to the extent provided in Section 6.01, and late payment charges shall be retained by the Company to the extent not required to be deposited in the Custodial Account. The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

     Section 6.04   Annual Statement as to Compliance.
                    ---------------------------------
     The Company shall deliver to the Purchaser, on or before March 31st each year beginning March 31, 1997, an Officer's Certificate, stating that (i) a review of the activities of the Company during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii) the Company has complied fully with the provisions of
Article II and Article IV, and (iii) to the best of such officer's knowledge, based on such review, the Company has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Company to cure such default.

     Section 6.05   Annual Independent Public Accountants' Servicing
                    ------------------------------------------------
Report.
------
     On or before March 31st of each year beginning March 31, 1997, the Company, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans and this Agreement and that such firm is of the opinion that the provisions of Article II and Article IV have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.

     Section 6.06   Right to Examine Company Records.
                    --------------------------------
     The Purchaser shall have the right to examine and audit any and all of the books, records, or other information of the Company, whether held by the Company or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.


                                 ARTICLE VII

                             COMPANY TO COOPERATE
                            --------------------

     Section 7.01   Provision of Information.
                    ------------------------
     During the term of this Agreement, the Company shall furnish to the Purchaser such periodic, special, or other reports or information and copies or originals of any documents contained in the Servicing File for each Mortgage Loan, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Purchaser, any regulatory requirement pertaining to the Purchaser or the purposes of this Agreement. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give.

     The Company shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

     Section 7.02   Financial Statements;  Servicing Facilities.
                    -------------------------------------------
     The Company shall furnish promptly to the Purchaser a Consolidated Statement of Operations of Mellon Bank Corporation for the most recently completed five fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Company also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Company (and are available upon request to members or stockholders of the Company or to the public at large). If it has not already done so, the Company shall furnish promptly to the Purchaser copies of the statement specified above.

     The Company also shall make available to Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Company or the financial statements of the Company.


                                 ARTICLE VIII

                                 THE COMPANY
                                -----------

     Section 8.01   Third Party Claims.
                    ------------------

     The Company immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including reasonable and necessary counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Company shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Company's indemnification pursuant to Section 3.03 and the Purchaser has notified the Company of such third party claim as provided herein, or to the failure of the Company to service and administer the Mortgage Loans in strict compliance with the material terms of this Agreement and such failure of the Company is not attributable to acts or omissions by the Purchaser. In the event of claims relating to the Company's indemnification pursuant to Section 3.03, the Purchaser immediately shall notify the Company of any claim by a third party.

     Section 8.02   Merger or Consolidation of the Company.
                    --------------------------------------
     The Company shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

     Any person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) whose deposits are insured by the FDIC through the BIF or the SAIF, (ii) which is or is affiliated with a FNMA-approved servicer in good standing, and
(iii) has a net worth of at least $15 million.

     Section 8.03   Limitation on Liability of Company and Others.
                    ---------------------------------------------
     Neither the Company nor any of the parents, affiliates, subsidiaries, directors, officers, employees or agents of the Company shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such Person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Company and any parent, affiliate, subsidiary, director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Company shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action.

     Section 8.04   Limitation on Resignation and Assignment by Company.
                    ---------------------------------------------------
     The Purchaser has entered into this Agreement with the Company and any subsequent Purchaser will purchase the Mortgage Loans in reliance upon the independent status of the Company, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Company shall not assign this Agreement or the servicing hereunder nor shall it delegate its rights or duties hereunder or any portion hereof (to other than a Subservicer) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Purchaser (which consent shall be granted or withheld in the sole discretion of the Purchaser) except that the Company may assign this Agreement to a successor, parent, or affiliated entity without the prior written consent of the Purchaser in accordance with Section 8.02.

     The Company shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company by reasonable means. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser, which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Company's responsibilities and obligations hereunder in the manner provided in Section 11.01.

     Without in any way limiting the generality of this Section 8.04, and except as otherwise permitted under this Agreement, in the event that the Company either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof (to other than a Subservicer) or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 11.05, without any payment of any penalty or damages and without any liability whatsoever to the Company or any third party.


                                  ARTICLE IX

                                   DEFAULT
                                   -------

     Section 9.01   Events of Default.
                    -----------------
     Each of the following shall constitute an Event of Default on the part of the Company:

     (i) any failure by the Company to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of five (5) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

     (ii) failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement or in the Custodial Agreement which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser (or by the Custodian); or

     (iii) failure by the Company to maintain any license required to do business in any jurisdiction where a Mortgaged Property is located; or

     (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

     (v) the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

     (vi) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three (3) Business Days; or

     (vii) the Company ceases to meet the financial qualifications of a FNMA lender; or

     (viii) the Company attempts to assign its right to servicing compensation hereunder or the Company attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof ( to other than a Subservicer) in violation of Section 8.04.

     In each and every such case, so long as an Event of Default shall not have been remedied (within, if applicable, the period specified), in addition to whatsoever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Company, may terminate all the rights and obligations of the Company under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

     Upon receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.01. Upon written request from the Purchaser, the Company shall prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Company's sole expense. The Company shall cooperate with the Purchaser and such successor in effecting the termination of the Company's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

     Section 9.02   Waiver of Defaults.
                    ------------------
     By a written notice, the Purchaser may waive any default by the Company in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.


                                  ARTICLE X

                                 TERMINATION
                                -----------

     Section 10.01  Termination.
                    -----------
     This Agreement shall terminate upon either: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; or (ii) mutual consent of the Company and the Purchaser in writing.


                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS
                          ------------------------

     Section 11.01  Successor to Company.
                    --------------------
     Prior to termination of the Company's responsibilities and duties under this Agreement pursuant to Sections 8.04, 9.01 or 10.01 (ii) the Purchaser shall (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in clauses (i) through (iii) of Section 8.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement prior to the termination of Company's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor (not to exceed the Servicing Fee) out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it its obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 11.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Purchaser under Section 3.03, it being understood and agreed that the provisions of such Sections 3.01 and 3.02 shall be applicable to the Company notwithstanding any such sale, assignment, resignation or termination of the Company, or the termination of this Agreement.

     Any successor appointed as provided herein shall execute, acknowledge and deliver to the Company and to the Purchaser an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.01, except for subsections (h), (i), (j) and (k) thereof, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Section 8.04, 9.01 or 10.01 shall not affect any claims that any Purchaser may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation.

     The Company shall deliver promptly to the successor servicer the funds in the Custodial Account, REO Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

     Section 11.02  Amendment.
                    ---------
     Capitalized terms used in this Section 11.02 but not defined in this Agreement shall have the meanings assigned to them in the Trust Agreement.

     (a) This Agreement may be amended from time to time by the Company and the Purchaser (ii) to cure any ambiguity, (ii) to correct or supplement any provision herein which may be inconsistent with any other provisions herein,
(iii) to make any other provisions, with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, adversely affect the status of any REMIC created pursuant to the Trust Agreement, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interest of any Holder of any Certificates issued by the Trust. Prior to entering into any amendment pursuant to this paragraph, the Purchaser may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph. Any such amendment shall be deemed not to adversely affect in any material respect any Holder of Certificates, if the Purchaser receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

     (b) This Agreement may also be amended from time to time by the Company and the Purchaser with the consent of the Holders of not less that 662/3% of the Class Certificate Principal Amount (or Aggregate Notional Amount) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or deleting any of the provisions of this Agreement or of modifying in any manner the rights of the Holders (except as such additions, changes, deletions or modifications may be permitted under Section 11.02(a) above); provided, however, that no such amendment shall be made unless the Purchaser receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of any REMIC created pursuant to the Trust Agreement as a REMIC or cause a tax to be imposed on any such REMIC.

     Section 11.03  Governing Law.
                    -------------
     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES APPLIED IN SUCH STATE.

     Section 11.04  Duration of Agreement.
                    ---------------------
     This Agreement shall continue in existence and effect until terminated as herein provided, except that Sections 3.01, 3.02, 8.01 and 8.03 shall survive such termination. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Purchaser.

     Section 11.05  Notices.
                    -------
     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed follows:

     (i)  if to the Company:  Boston Safe Deposit and Trust Company
               One Boston Place
               Boston, MA  02108
               Attention:  Kelly A. Gately, Vice President

          with a copy to:     Marilyn Kolb, Esq.
               Deputy General Counsel
               The Boston Company
               One Boston Place
               Boston, MA  02108

or such other address as may hereafter be furnished to the Purchaser in writing by the Company;

     (ii) if to Purchaser:    Lehman Capital
               c/o Lehman Brothers Holdings Inc.
               3 World Financial Center
               New York, NY  10285
               Attention: Gregory Amoroso

          with a copy to:     John Arnholz
               Brown & Wood LLP
               815 Connecticut Avenue, N.W.
               Suite 701
               Washington, D.C.  20006

or such other address as may hereafter be furnished to the Company in writing by the Purchaser.

     Section 11.06  Severability of Provisions.
                    --------------------------
     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 11.07  Relationship of Parties.
                    -----------------------
     Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as agent for the Purchaser.

     Section 11.08  Execution; Successors and Assigns.
                    ---------------------------------
     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. This Agreement shall inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors and permitted assigns.

     Section 11.09  Integration.
                    -----------
     This Agreement, including all schedules and exhibits, constitutes the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior discussions, understandings, agreements and negotiations between the parties hereto with respect to such transactions; provided, however, that the Purchase Price referred to herein shall be the purchase price set forth in the Purchase Price and Terms Letter, and that provision of the Purchase Price and Terms Letter shall survive for the exclusive purpose of such cross-reference. The provisions of this Agreement shall govern in any conflict between the terms of this Agreement and the Purchase Price and Terms Letter.

     Section 11.10  Assignment by Purchaser.
                    -----------------------
     The Purchaser shall have the right, without the consent of the Company but subject to the limit set forth in Section 2.02 hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee and any subsequent assignee, specifically including the Trustee.

     Section 11.11  No Solicitation.
                    ---------------
     From and after the Closing Date, the Company agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Company's behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan for purposes relating to the marketing of the Company's first mortgage loan products, including to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser, its successors and assigns. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Purchaser pursuant hereto on the Closing Date and the Company shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that general promotions undertaken by the Company or any affiliate of the Company, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements, shall not constitute solicitation under this Section 11.11.

     Section 11.12  Reconstitution.
                    --------------
     The Company understands and agrees that it is the intent of the Purchaser to securitize the Mortgage Loans (i.e., to form a trust and to issue securities evidencing interests therein). The Company agrees to review and adhere to the terms of any agreements that may be required to facilitate such securitization, it being understood that any such agreements will not impose upon the Company any obligations more burdensome than those contained in this Agreement, and to provide and execute such certificates, Opinions of Counsel and other documents as may be necessary to facilitate such securitization.

     The Company agrees that, not withstanding anything to the contrary in the Purchase Price and Terms Letter or in this Agreement (including Section
11.09 hereof), the provisions of Sections 4 and 12 of the Purchase Price and Terms Letter shall survive the execution of this Agreement and shall remain in effect.

     IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                            LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS
                               HOLDINGS INC.


                            By:   /s/ Jack E. Desens
                                ------------------------------------------
                                Name:  Jack E. Desens
                                Title: Senior Vice President


                            BOSTON SAFE DEPOSIT AND TRUST COMPANY


                           By:   /s/ Kelly A. Gately
                               ___________________________________________
                               Name:  Kelly A. Gately
		               Title: Vice President


STATE OF
         ---------------------)
                              )
COUNTY OF                     )    ss.:
          --------------------)


     On the ____ day of _________, 1997 before me, a Notary Public in and for said State, personally appeared ________________________________, known to me to be ____________ of
________________________________________________________________ the
corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.



                                    -----------------------------------
                                    Notary Public

                                    My Commission expires: ______________



COMMONWEALTH OF MASSACHUSETTS )
                              )
COUNTY OF SUFFOLK             )    ss.:


     On the ____ day of ___________, 1997 before me, a Notary Public in and for said Commonwealth, personally appeared Kelly A. Gately, known to me to be Vice President of Boston Safe Deposit and Trust Company, the trust company that executed the within instrument and also known to me to be the person who executed it on behalf of said trust company, and acknowledged to me that such trust company executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.



                            -----------------------------------------------
     			    Notary Public

     			    My Commission expires:_________________________




                                  EXHIBIT A

                            MORTGAGE LOAN SCHEDULE



                                  EXHIBIT B

                        CONTENTS OF EACH MORTGAGE FILE

     With respect to each Mortgage Loan, the Mortgage File shall include originals or copies of each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser. To the extent that the Servicing File contains copies of any of the items set forth herein, the Company represents to the Purchaser that the originals or certified copies of said items have been delivered to the Custodian pursuant to Section 2 of the Custodial Agreement, except as indicated on Schedule I thereto.
                                                     ----------

1. The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of Norwest Bank Minnesota, N.A., as Trustee under a Trust Agreement dated as of January 1, 1997, between Structured Asset Securities Corporation, as Depositor, and the Trustee, relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-1, without recourse" and signed in the name of the Company by an authorized officer (in the event that the Mortgage Loan was acquired by the Company in a merger, the signature must be in the following form: "Boston Safe Deposit and Trust Company, successor by merger to (name of predecessor)"; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the signature must be in the following form:
     "Boston Safe Deposit and Trust Company, formerly known as (previous name)".

2. The original of any guarantee executed in connection with the Mortgage Note (if any).

3. The original Mortgage or Deed of Trust, with evidence of recording thereon and, as to Coop Loans, the original Pledge and Security Agreement, or copies certified by the related recording office or if the original Mortgage has not yet been returned from the recording office, a copy certified by the Seller indicating that such Mortgage has been delivered for recording. The return directions for the original Mortgage should indicate, when recorded, mail to the Company.

4.   The  originals   of  all  assumption,  modification,   consolidation  or
     extension agreements, with evidence of recording thereon.

5. The original Assignment of Security Agreement or Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording. The Assignment of Security Agreement and the Assignment of Mortgage shall be delivered in blank.

6. Originals of any intervening recorded assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of Mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of delay caused by the public recording office, an Officer's Certificate of the Company stating that such intervening assignment of Mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

7. Except as to Coop Loans, the original mortgagee policy of title insurance or attorney's opinion of title and abstract of title.

8. Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

9. Except as to Coop Loans, the original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 4.10 of the Agreement.

10.  Residential loan application.

11.  Mortgage Loan closing statement.

12.  Verification of employment and income.

13. Verification of acceptable evidence of source and amount of down-payment.

14.  Credit report on the Mortgagor.

15.  Residential appraisal report.

16.  Photograph of the Mortgaged Property.

17. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home associations declarations, etc.

18.  All required disclosure statements.

19. If available, termite report, structural engineer's report, water potability and septic certification.

20.  Sales contract.

21. Tax receipts, insurance premium receipts, ledger sheets, payment history form date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

22. As to New York Coop Loans, the following documents: Pledge and Security Agreement; Stock Certificate; Proprietary Lease; Recognition Agreement (if any); Stock Power; Assignment of the Lease; and UCC-1.

23. As to San Francisco Coop Loans, the following documents: Lessor's Consent; Lessor's Estoppel Certificate; Leasehold Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing; Assignment of Leasehold Estate; Title Insurance; Recognition Agreement; UCC-1; Pledge and Security Agreement.

     In the event an Officer's Certificate of the Company is delivered to the Custodian because of delay caused by the public recording office in returning any recorded document, the Company shall deliver to the Custodian, within 60 days of the Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.


                                 EXHIBIT C-1

                           MORTGAGE LOAN DOCUMENTS

1. The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of Norwest Bank Minnesota, N.A., as Trustee under a Trust Agreement dated as of January 1, 1997, between Structured Asset Securities Corporation, as Depositor, and the Trustee, relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-1, without recourse" and signed in the name of the Company by an authorized officer (in the event that the Mortgage Loan was acquired by the Company in a merger, the signature must be in the following form: "Boston Safe Deposit and Trust Company, successor by merger to (name of predecessor)"; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the signature must be in the following form:
     "Boston Safe Deposit and Trust Company, formerly known as (previous name)".

2. The original of any guarantee executed in connection with the Mortgage Note (if any).

3. The original Mortgage or Deed of Trust, with evidence of recording thereon and, as to Coop Loans, the original Pledge and Security Agreement, or copies certified by the related recording office or if the original Mortgage has not yet been returned from the recording office, a copy certified by the Seller indicating that such Mortgage has been delivered for recording. The return directions for the original Mortgage should indicate, when recorded, mail to the Seller.

4.   The  originals   of  all  assumption,  modification,   consolidation  or
     extension agreements, with evidence of recording thereon.

5. The original Assignment of Security Agreement or Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording. The Assignment of Security Agreement and the Assignment of Mortgage shall be delivered in blank.

6. Originals of any intervening recorded assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of Mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of delay caused by the public recording office, an Officer's Certificate of the Company stating that such intervening assignment of Mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of Mortgage or a copy of such intervening assignment of Mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded intervening assignment of Mortgage will be promptly delivered to the Custodian  upon receipt thereof by the Company; or (ii) in the case
     of an intervening assignment where   a  public  recording   office
     retains  the   original  recorded intervening assignment or in the case
     where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

7. Except as to Coop Loans, the original mortgagee policy of title insurance or attorney's opinion of title and abstract of title.

8. Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

9. As to New York Coop Loans, the following documents: Pledge and Security Agreement; Stock Certificate; Proprietary Lease; Recognition Agreement (if any); Stock Power; and Assignment of the Lease.

10. As to San Francisco Coop Loans, the following documents: Lessor's Consent; Lessor's Estoppel Certificate; Leasehold Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing; Assignment of Leasehold Estate; Title Insurance; Recognition Agreement; UCC-1; Pledge and Security Agreement.

     In the event an Officer's Certificate of the Company is delivered to the Custodian because of delay caused by the public recording office in returning any recorded document, the Company shall deliver to the Custodian, within 60 days of the Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.


                      EXHIBIT C-2 (CUSTODIAL AGREEMENT)

                          ASSIGNMENT AND ASSUMPTION

     This ASSIGNMENT AND ASSUMPTION, dated January __, 1997, is by and between Lehman Capital, a New York corporation now doing business as Lehman Capital, A Division of Lehman Brothers Holdings Inc. ("Assignor") and Boston Safe Deposit and Trust Company, a Massachusetts trust company ("Assignee").

     For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to Assignee, and Assignee hereby assumes all of the rights of Assignor as Servicer, in, to and under that Custodial Agreement, Group LCC - 1993 - 1 (the "Agreement"), dated as of February 1, 1993, by and between Lehman Capital Corporation (the "Owner" and "Initial Servicer"), and First Trust National Association (the
"Custodian") only as such rights relate to the Mortgage Loans set forth on Exhibit A annexed hereto. Capitalized terms used and not defined herein shall have the meanings ascribed to such terms by the Agreement.

     2. The Assignor warrants and represents to, and covenants with, the Assignee that:

          a. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Custodian or the Owner with respect to the Agreement; and

          b. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Agreement.

     3. The Assignee warrants and represents to, and covenants with, the Assignor that except as otherwise provided herein, the Assignee agrees to be bound, as Servicer, by all of the terms, covenants and conditions of the Agreement, from and after the date hereof. The Assignee assumes for the benefit of each of the Custodian, Owner and the Assignor all of the Assignor's obligations as Servicer thereunder, except as set forth below.

     4. Assignor and Assignee agree that this Assignment and Assumption shall exclude the following terms and conditions of the Agreement for purposes of any assignment or delegation hereunder, or shall incorporate such terms and conditions only as modified hereby:

          a. Assignee shall not be responsible for delivery of the Mortgage Loan Documents identified in Section 2 of the Agreement, but shall instead deliver the documents identified in Exhibit B hereto.

          b. Assignee shall have no liability for payment of custodial fees as provided by Sections 11, 12 and 21 of the Agreement. Assignee has agreed to pay only those custodial fees that may be reasonably related to the Initial Certification.

     Assignor shall remain fully liable for the duties excluded herefrom or modified hereby. Assignor shall indemnify and hold Assignee harmless from and against any and all claims, liabilities, damages, actions, judgments and expenses, including but not limited to reasonable attorneys' fees, arising from or related to this Assignment and Assumption.

     5. Unless earlier terminated in accordance with the Agreement, this Assignment and Assumption shall terminate upon the closing of the sale of the Mortgage Loans by the Owner. This Assignment and Assumption may not be assigned by either party without the prior written consent of the other party, which consent may be withheld in that party's sole discretion.

     IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption to be executed by their duly authorized officers as of the date first above written.

LEHMAN CAPITAL,                    BOSTON SAFE DEPOSIT AND
A DIVISION OF LEHMAN BROTHERS      TRUST COMPANY,
HOLDINGS INC.,

Assignor                           Assignee


By:                                By:
   ----------------------             ----------------------
Name:                              Name:
     --------------------               --------------------


Title:                             Title:
      ------------------------          ------------------------
Its:                               Its:
    ---------------------              ---------------------




                                 EXHIBIT C-3

                 REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To: _______________________________________ (Address)


     In connection with the administration of the Mortgage Loans held by you as Trustee (or by the Custodian on your behalf) under a certain Trust Agreement dated as of January 1, 1997 between Structured Asset Securities Corporation, as Depositor, and you, as Trustee (the "Trust Agreement"), we request the release, and acknowledge receipt, of the ((specify documents)) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

_____1    Mortgage Loan Paid in Full.  (The Company hereby certifies that all amounts received in connection therewith have been credited as required.)

_____2.   Mortgage Loan  Repurchase.  (The Company hereby  certifies that the
Mortgage Loan has been repurchased from Purchaser.)

_____3.   Mortgage  Loan Liquidated by  ______________.  (The  Company hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and properly credited.)

_____4.   Mortgage Loan in Foreclosure.

_____5.   Other                                   (explain)
          _______________________________________
          _______________________________________

     If box 1, 2, or 3 above is checked, and if all or part of the file was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

     If box 4 or 5 above is checked, upon our return of all the above documents to you, please acknowledge your receipt by signing in the space indicated below, and returning this form.

     BOSTON SAFE DEPOSIT AND TRUST COMPANY


                                      By:
                                         --------------------------

                                      Name:
                                           ------------------------

                                      Title:
                                            -----------------------



Acknowledgment of Documents returned to the Trustee:

(TRUSTEE)


By:
   --------------------------

Name:
     ------------------------

Title:
      -----------------------




                                 EXHIBIT D-1

                       CUSTODIAL ACCOUNT CERTIFICATION

                             ______________, ____


     Boston Safe Deposit and Trust Company hereby certifies that it has established the account described below as a Custodial Account pursuant to
Section 4.04 of the Mortgage Loan Sale, Warranties and Servicing Agreement, dated as of January 1, 1997.

Title of Account: Boston Safe Deposit and Trust Company in trust for Norwest Bank Minnesota, N.A., as Trustee, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-1, (or such other designation as the Purchaser may direct).

Account Number:     _________________________________

Address of office or branch
of the Company at
which Account is maintained:
                              -----------------------


                              -----------------------


                              -----------------------


                              -----------------------

     BOSTON SAFE DEPOSIT AND TRUST COMPANY


                              By:
                                 ------------------------

                              Name:
                                   ----------------------

                              Title:
                                    ---------------------


                                 EXHIBIT D-2


                      CUSTODIAL ACCOUNT LETTER AGREEMENT

                          __________________, _____


To:  ____________________________

     ____________________________

     ____________________________
          (the "Depository")

     As Company under the Mortgage Loan Sale, Warranties and Servicing Agreement, dated as of January 1, 1997, Residential Adjustable Rate Mortgage Loans, Group____________ (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as "Boston Safe Deposit and Trust Company, in trust for Norwest Bank Minnesota, N.A., as Trustee, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-1, (or such other designation as the Purchaser may direct)." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                  BOSTON SAFE DEPOSIT AND TRUST COMPANY


                                  By:
                                     ------------------------------

                                  Name:
                                       ----------------------------

                                  Title:
                                        ---------------------------

     The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ________________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance. Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").

                                  (DEPOSITORY)


                                  By:
                                     -----------------------------

                                  Name:
                                       ---------------------------

                                  Title:
                                        --------------------------

                                  Date:
                                       ---------------------------



                                 EXHIBIT E-1

                         ESCROW ACCOUNT CERTIFICATION

                            ______________, ____

     Boston Safe Deposit and Trust Company hereby certifies that it has established the account described below as an Escrow Account pursuant to
Section 4.06 of the Mortgage Loan Sale, Warranties and Servicing Agreement, dated as of January 1, 1997, Norwest Bank Minnesota, N.A., as Trustee, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-1, (or such other designation as the Purchaser may direct).

Title of Account:   "Boston Safe Deposit  and Trust Company in  trust for the
Purchaser Group _____________,  and various Mortgagors."

Account Number:     _______________________________

Address of office or branch
of the Company at
which Account is maintained:
                              ---------------------


                              ---------------------


                              ---------------------


                              ---------------------

                              BOSTON SAFE DEPOSIT AND TRUST COMPANY


                               By:
                                  ----------------------

                               Name:
                                    --------------------

                               Title:
                                     -------------------



                                 EXHIBIT E-2

                       ESCROW ACCOUNT LETTER AGREEMENT

                          __________________, 199__


To:  ____________________________

     ____________________________

     ____________________________
          (the "Depository")

     As Company under the Mortgage Loan Sale, Warranties and Servicing Agreement, dated as of January 1, 1997 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to
Section 4.07 of the Agreement, to be designated as "Boston Safe Deposit and Trust Company, in trust for Norwest Bank Minnesota, N.A., as Trustee, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-1, (or such other designation as the Purchaser may direct)." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                              BOSTON SAFE DEPOSIT AND TRUST COMPANY


                               By:
                                  ----------------------

                               Name:
                                    --------------------

                               Title:
                                     -------------------


     The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ________________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance. Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").

                                  (DEPOSITORY)


                                  By:
                                     -----------------------------

                                  Name:
                                       ---------------------------

                                  Title:
                                        --------------------------

                                  Date:
                                       ---------------------------



                                  EXHIBIT F

                          MONTHLY REMITTANCE ADVICE




                                  EXHIBIT G

                            INTENTIONALLY DELETED


                                  EXHIBIT H

                     COMPANY'S CERTIFICATE OF COMPLIANCE


                               January 15, 1997


     I, Kelly A. Gately, a Vice President of Boston Safe Deposit and Trust Company (the "Company"), do hereby confirm and state, on the basis of my personal knowledge, that the following are true to the best of my knowledge and belief:

     1. I am a Vice President of the Company, having charge of the Mortgage Loans this day being sold, transferred and assigned to Lehman Capital, A Division of Lehman Brothers Holdings Inc. ("Purchaser").

     2. I do hereby confirm that the representations and warranties contained in Sections 3.01 and 3.02 of the Mortgage Loan Sale, Warranties and Servicing Agreement entered into as of the first day of January, 1997, are true and correct as of the date hereof.



                              ______________________________
                              Kelly A. Gately
                              Vice President



                                  EXHIBIT I

                     FORM OF OPINION OF SELLER'S COUNSEL


                           _____________ ____,199__


                                 (PURCHASER)


Dear Ladies and Gentlemen:

     I am Deputy General Counsel of and counsel for Boston Safe Deposit and Trust Company (the "Seller"), in connection with the sale (the "Sale") by the Seller of a portfolio of loans secured by residential real estate and shares of cooperative associations (the "Loans") to ( ) ("the Purchaser") pursuant to a Mortgage Loan Sale, Warranties and Servicing Agreement dated as of _____________ ___, ____, by and between the Seller and the Purchaser. Capitalized terms used but not defined herein have the meanings ascribed to them in the Agreement.

     In connection with rendering this opinion, I have examined originals, or copies identified to my satisfaction as being true copies of originals, of the following, among other things:

     (a)  the Mortgage Loan Sale, Warranties and Servicing Agreement;

     (b) the Additional Pledged Collateral Custodial Agreement by and among the Seller, the Purchaser and ( ) ("the Custodian");

     (c)  the form of Assignment of Mortgage;

     (d)  the form of endorsement of the Mortgage Notes;

     (e)  the Charter and By-laws of the Seller; and,

     (f) such other documents, records and papers as we have deemed necessary and relevant as a basis for this opinion.

     For the purposes of the opinions expressed below, I have assumed (i) the genuineness of all signatures on original documents or instruments; (ii) the authenticity of all documents or instruments submitted to me as originals,
(iii) the conformity to originals of all documents or instruments submitted to me as copies; (iv) the due authorization, execution and delivery of all documents where due authorization, execution and delivery are requisite to the effectiveness thereof (other than the authorization, execution and delivery by the Seller of the Agreement, as to which my opinions are expressed below); (v) that, immediately prior to the transfer of any Loan to the Purchaser pursuant to the Agreement, with respect to such Loan, (A) the Seller was the holder and named payee of the Note, (B) the Seller was the mortgagee or beneficiary, as applicable, under each related Security Instrument, and (C) the Seller was the owner of such Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges, security or other interests of any nature; (vi) that each Note corresponding to each Loan has been endorsed by the Seller using the form of endorsement attached hereto and each Note so endorsed has been delivered to the Purchaser on or before the date hereof; (vii) that the Purchaser is acquiring the Loans in good faith for value without notice that they are overdue or have been dishonored or of any defense against or claim to the Loans or any interest therein on the part of any person; (viii) that there is no evidence on any of the Loan Documents of any interest contrary to the Seller's interests under the Agreement; (ix) that the Seller is solvent and will not be rendered insolvent by the sale of the portfolio of Loans; and, (x) that the Seller has received payment of reasonably equivalent value for the Loans. I have no actual knowledge that any of the foregoing assumptions is incorrect. I also have relied to the extent I deem proper upon written statements and certificates of public officials and, as to various matters of fact relevant to the opinions expressed herein, I have relied upon certificates and statements of officers of the Seller.

     On the basis of the foregoing examination, statements and assumptions and in reliance thereon and upon consideration of applicable law, I am of the opinion that:

     (1) The Seller is a Massachusetts trust company, duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and is duly authorized to transact its business.

     (2) The Seller has the requisite corporate power to execute and deliver the Agreement and to consummate the transactions contemplated thereby. The execution and delivery of the Agreement by the Seller and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Seller. The Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by Purchaser and prior satisfaction of all conditions to the obligations of each of the parties under the Agreement (or a valid waiver thereof by such parties, as applicable), the Agreement constitutes the legal, valid, and binding obligation of the Seller enforceable in accordance with its terms subject only to the exceptions set forth below, and Seller has all power, authority and right to perform and observe the terms and conditions of such instruments.

     (3) The execution and delivery of the Agreement by the Seller does not, and the performance of the Agreement by the Seller will not, (a) result in a breach of or violate the Charter or By-laws of the Seller, (b) violate (A) any statute, law, rule or regulation, or (B) to the best of my knowledge, any order, judgment, award, administrative interpretation, injunction, writ, or decree or the like of any court or government authority, or (C) to the best of my knowledge, conflict with or violate any agreement, permit concession,
grant,  franchise,   license,  or   other  governmental authorization  or
approval necessary for the purchase by the Seller of the Loans, the effect of which breach, conflict or violation would be material and adverse to the rights of the Purchaser under the Agreement or to the Loans. No regulatory approvals or consents are required under Massachusetts or federal law or regulation with respect to Seller's consummation of the transactions between Purchaser and Seller contemplated by the Agreement.

     (4)  To  the  best  of  my  knowledge,  there  are  no  actions,  suits, proceedings, or governmental investigations or inquiries pending or threatened against the Seller seeking to prevent or that, if successful, would prevent the consummation of the transactions contemplated by the Agreement.

     (5) With respect to each Loan, the transfer, endorsements, and delivery of each Note upon receipt of adequate consideration in the Purchase Price by the Seller pursuant to and as provided in the Agreement is sufficient to constitute the Purchaser the holder of each Note and the beneficiary under the related Mortgage, assuming that the foregoing instruments are properly executed by the respective parties thereto; provided that I express no opinion (a) as to whether the Notes are negotiable instruments or whether such transfer will constitute the Purchaser a holder in due course of each Note within the meaning of the Uniform Commercial Code as in effect in the state in which it was made, or (b) as to whether the assignment of the related Mortgage is in recordable form.

     The opinion set forth in the last sentence of paragraph (2) above to the effect that the Agreement is enforceable against Seller in accordance with its terms, is subject to the following exceptions:

     a. Such enforceability may be limited by bankruptcy, insolvency, receivership, conservatorship, reorganization or other similar laws now or hereafter in effect relating to or affecting creditor's rights.

     b. Such enforceability may be limited by general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     I hereby advise your that the opinions expressed herein are limited to matters of federal law and the law of the Commonwealth of Massachusetts and do not purport to cover any matters as to which any laws of any other jurisdiction are applicable. Insofar as the opinions expressed herein are limited to transactions between the Seller and the Purchaser, except for the opinion I express in paragraph (5) above, I express no opinion regarding any transaction(s) between Seller or Purchaser and any Obligor(s) evidenced by loan applications, Notes, Mortgages, disclosures, notices or any other instrument or documents entered into or exchanged between the Seller or
Purchaser  and the  Obligor(s).   I am  not assuming any obligation to
revise or supplement the opinions expressed above should such laws be changed by legislative action, judicial decision, or otherwise.

     This opinion is rendered to you as the Purchaser named in the Agreement solely in connection with the transactions contemplated therein and may not be used or relied upon by any other person or for any other purpose without our express prior written consent.

                              Respectfully submitted,



                              Marilyn K. Kolb
                              Deputy General Counsel


                                  EXHIBIT J

                    FORM OF OPINION OF PURCHASER'S COUNSEL

                           _____________ ___, 199__



                    Boston Safe Deposit and Trust Company

                               One Boston Place

                              Boston, MA  02108

Dear Ladies and Gentlemen:

     I am counsel for ( ) (the "Purchaser"), in connection with the sale (the "Sale") by Boston Safe Deposit and Trust Company ("Seller") of a portfolio of loans secured by residential real estate and shares of cooperative associations (the "Loans") to Purchaser pursuant to a Mortgage Loan Sale, Warranties and Servicing Agreement dated as of _________________ ___, _____, by and between the Seller and the Purchaser. Capitalized terms used but not defined herein have the meanings ascribed to them in the Agreement.

     In connection with rendering this opinion, I have examined originals, or copies identified to my satisfaction as being true copies of originals, of the following, among other things:

     (a)  the Agreement and all exhibits and schedules thereto; and

     (b)  the Charter and By-laws of the Purchaser.

     For the purposes of the opinions expressed below, I have assumed (i) the genuineness of all signatures on original documents or instruments; (ii) the authenticity of all documents or instruments submitted to me as originals,
(iii) the conformity to originals of all documents or instruments submitted to me as copies; (iv) the due authorization, execution and delivery of all documents where due authorization, execution and delivery are requisite to the effectiveness thereof (other than the authorization, execution and delivery by the Purchaser of the Agreement, as to which my opinions are expressed below); (v) that, immediately prior to the transfer of any Loan to the Purchaser pursuant to the Agreement, with respect to such Loan, (A) the Seller was the holder and named payee of the Note, (B) the Seller was the mortgagee or beneficiary, as applicable, under each related Security Instrument, and (C) the Seller was the owner of such Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges, security or other interests of any nature; (vi) that each Note corresponding to each Loan has been endorsed by the Seller using the form of endorsement attached hereto and each Note so endorsed has been delivered to the Purchaser on or before the date hereof; (vii) that the Purchaser is acquiring the Loans in good faith for value without notice that they are overdue or have been dishonored or of any defense against or claim to the Loans or any interest therein on the part of any person;
(viii) that there is no evidence on any of the Loan Documents of any interest contrary to the Seller's interests under the Agreement; (ix)
that the Purchaser is solvent and will not be rendered insolvent by the purchase of the portfolio of Loans, and (x) that the Seller has received
payment of  reasonably equivalent value for  the  Loans.   I  have  no
actual  knowledge  that any  of  the foregoing assumptions is  incorrect.  I also have relied to the extent I deem proper upon written statements and certificates of public officials and, as to various matters of fact relevant to the opinions expressed herein, I have relied upon certificates and statements of officers of the Purchaser.

     On the basis of the foregoing examination, statements and assumptions and in reliance thereon and upon consideration of applicable law, I am of the opinion that:

     (1) The Purchaser is a ( ), duly organized, validly existing, and in good standing under the laws of ( ).

     (2) The Purchaser has the requisite corporate power to execute and deliver the Agreement and to consummate the transactions contemplated thereby. The execution and delivery of the Agreement by the Purchaser and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Purchaser. The Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by Seller and prior satisfaction of all conditions to the obligations of each of the parties under the Agreement (or a valid waiver thereof by such parties, as applicable), the Agreement constitutes the legal, valid, and binding obligation of the Purchaser enforceable in accordance with its terms subject only to the exceptions set forth below.

     (3) The execution and delivery of the Agreement by the Purchaser does not, and the performance of the Agreement by the Purchaser will not, (a) result in a breach of or violate the Charter or By-laws of the Purchaser.

     The opinion set forth in the last sentence of paragraph (2) above to the effect that the Agreement is enforceable against Purchaser in accordance with its terms, is subject to the following exceptions:

     a. Such enforceability may be limited by bankruptcy, insolvency, receivership, conservatorship, reorganization or other similar laws now or hereafter in effect relating to or affecting creditor's rights.

     b. Such enforceability may be limited by general equitable principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the

possible  unavailability  of  specific   performance  or  injunctive  relief,
regardless of whether such enforceability is considered in a proceeding in equity or at law.

     I hereby advise your that the opinions expressed herein are limited to matters of federal and ( ) law and do not purport to cover any matters as to which any laws of any other jurisdiction are applicable. Insofar as the opinions expressed herein are limited to transactions between the Seller and the Purchaser, I express no opinion regarding any transaction(s) between Seller or Purchaser and any Obligor(s) evidenced by loan applications, Notes, Mortgages, disclosures, notices or any other instrument or documents entered into or exchanged between the Seller or Purchaser and the Obligor(s). I am not assuming any obligation to revise or supplement the opinions expressed above should such laws be changed by legislative action, judicial decision, or otherwise.

     This opinion is rendered to you as the Seller named in the Agreement solely in connection with the transactions contemplated therein and may not be used or relied upon by any other person or for any other purpose without our express prior written consent.

                              Respectfully submitted,



                                  EXHIBIT K

                        ADDITIONAL PLEDGED COLLATERAL
                             CUSTODIAL AGREEMENT


     THIS ADDITIONAL PLEDGED COLLATERAL CUSTODIAL AGREEMENT, dated as of January 1, 1997, is by and between Lehman Capital, A Division of Lehman Brothers Holdings Inc., (the "Purchaser") and Boston Safe Deposit and Trust Company, a Massachusetts trust company with its principal place of business at One Boston Place, Boston, MA 02108 (the "Custodian");


                                  WITNESSETH

     WHEREAS, pursuant to the terms of a Mortgage Loan Sale, Warranties and Servicing Agreement of even date herewith (the "Loan Sale Agreement"), the Purchaser has agreed to purchase certain loans (each a "Mortgage Loan") from the Company as whole loans; and

     WHEREAS, the Mortgage Loans will be transferred to the Trust established under the Trust Agreement; and

     WHEREAS, the Purchaser and the Company have agreed that the Purchaser will assign all of its rights and delegate all of its obligations hereunder to the Depositor, which in turn will assign all of its rights and delegate all of its obligations hereunder to the Trustee under the Trust Agreement, and that each reference herein to the Purchaser is intended, unless otherwise specified, to mean Lehman Capital or the Trustee, as assignee, whichever is the holder of the Mortgage Loans from time to time; and

     WHEREAS, certain Mortgage Loans are secured by Additional Collateral (as defined in the Loan Sale Agreement); and

     WHEREAS, the Purchaser desires to have the Custodian retain possession of the Additional Collateral for the benefit of the Purchaser and any future purchaser, in accordance with the terms and conditions hereof;

     NOW, THEREFORE, in consideration of the mutual undertakings herein expressed the parties hereto hereby agree as follows:

     Section 1.     Definitions.
                    -----------

     Capitalized terms shall have the meanings assigned to them, except that capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Loan Sale Agreement.



     Agreement:  This Custodial Agreement and all amendments and attachments
     ---------
hereto and supplements hereof.

     Custodian:  Boston Safe Deposit and Trust Company or any successor in
     ---------
interest or assigns, or any successor to the Custodian under this Agreement as herein provided.

     Purchaser: Lehman Capital, A Division of Lehman Brothers Holdings Inc.,
     ---------
or its successor in interest or assigns.

     Section 2.     Appointment of Custodian.
                    ------------------------

     The Purchaser hereby appoints and designates the Custodian as the custodian of the Additional Collateral. The Custodian hereby accepts such appointment and designation and agrees that it shall maintain custody of the Additional Collateral in accordance with this Agreement. With the prior approval of the Purchaser, the Custodian is permitted to engage sub-contractors to assist in providing certain of the services to Purchaser under this Agreement.

     Section 3.     Obligations of the Custodian.
                    ----------------------------

     The Custodian shall hold all Additional Collateral for the exclusive benefit of the Purchaser, and shall make disposition thereof in accordance with this Agreement and the instructions furnished by the Purchaser. The Custodian shall segregate and maintain continuous custody of all Additional Collateral in accordance with customary standards for such custody.

     Section 4.     Custodian Duties.
                    ----------------

     As Custodian for the Additional Collateral, Custodian shall:

          (a) hold the Additional Collateral, as applicable, in safekeeping facilities, including, without limitation, in central depositories including the Depository Trust Company, in Book Entry System of the U.S. Treasury Department ("Fed Book Entry"), or in the safekeeping of other custodian banks, clearing corporations and depositories or similar organizations in the United States or elsewhere, as required for the secure and efficient handling of the property and as Custodian in its sole discretion shall select;

          (b) collect all income earned by, and all distributions due to, the Additional Collateral, if any;

          (c) collect all proceeds from securities, certificates of deposit or other investments which may mature or be called;

          (d) attend to exchanges of securities, to deposits or exchanges of the securities of companies in reorganization, and to other so-called corporate actions which affect the Additional Collateral as directed by the Purchaser; and

          (e) upon the Purchaser's written instructions, deliver to any person, agent, financial institution, partnership, corporation or other designated recipient any or all of the Additional Collateral held under this Agreement.

     The Custodian shall have no duty or responsibility to manage or recommend investments of the assets held by it hereunder or to initiate any purchase, sale or other investment transaction in the absence of proper instructions (as set forth in Section 5 below).

     Section 5.     Directions and Instructions.
                    ---------------------------

     All directions to Custodian from the Purchaser shall be in writing (provided that Custodian may, in its discretion, accept oral directions subject to confirmation in writing), and Custodian shall be fully protected in acting in accordance therewith or for failing to act in the absence thereof. The Purchaser shall certify to Custodian the names and specimen signatures of persons authorized to act for the Purchaser in relation to Custodian. Communications to Custodian shall be sent to its offices at One Boston Place, Boston, Massachusetts 02108 or to such other address as Custodian shall specify, and such communications shall be binding upon Custodian when received by it.

     Notwithstanding anything herein to the contrary, Custodian shall be fully protected in acting in accordance with directions with respect to securities transactions (including without limitation the affirmation and/or confirmation of such transactions) received by it through a system or arrangement for the coordination of securities transaction settlements operated by Depository Trust Company or by any central securities depository, securities clearing organization or book entry system which serves to link investment managers, securities brokers and custodian banks, pursuant to an agreement entered into by Custodian and the Purchaser to the same extent as if the directions were in writing.

     Section 6.     Without Express Authority.
                    -------------------------

     The Custodian may, in its discretion and without express authority from the Purchaser attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the Additional Collateral of the Purchaser except as otherwise provided by proper instructions.

     Section 7.     Standard of Care.
                    ----------------

     The duties of Custodian shall only be those specifically undertaken pursuant to this Agreement, and Custodian shall not be liable for an act or omission of another person in carrying out any responsibility imposed upon such person with respect to the Additional Pledged Collateral held under this Agreement whether such responsibility is allocated to such other person by this Agreement or pursuant to a procedure established in this Agreement or otherwise. In performing its duties under this Agreement, Custodian shall exercise the same care and diligence that it would devote to its own property and shall be liable only for losses arising from its negligence or willful misconduct.

     Section 8.     Compensation of Custodian.
                    -------------------------

     Throughout the Term of this Agreement, as set forth in Section 14 below, the Custodian shall perform its duties hereunder without compensation.

     Section 9.     Examination of Custodial Files.
                    ------------------------------

     Upon reasonable prior notice to the Custodian, the Purchaser and its agents, accounts, attorneys and auditors will be permitted during normal business hours to examine the records relating to Additional Collateral in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans.

     Section 10.    Removal of Custodian.
                    --------------------

     Upon at least 45 days' prior written notice to the Custodian, the Purchaser may remove and discharge the Custodian from the performance of its duties under this Agreement. Any termination by the Purchaser shall be accompanied or followed promptly by proper instructions in writing setting forth the names of the persons to whom the Custodian shall deliver the
Additional Pledged Collateral. The Custodian will deliver promptly the Additional Collateral to the persons so specified. The Purchaser shall be responsible for the fees of any successor Custodian.

     Section 11.    Termination by Custodian.
                    ------------------------

     The Custodian may terminate its obligations under this Agreement upon at least 45 days' prior written notice to the Purchaser. In the event of such termination, the Purchaser may, in its discretion, appoint a successor Custodian. The payment of any successor Custodian's fees and expenses shall be solely the responsibility of the Company or any successor to the Company as servicer pursuant to the Loan Sale Agreement. If notice of termination is given by the Custodian, the Purchaser shall, within 30 days following the giving of such notice, deliver to the Custodian proper instructions in writing specifying the names of the persons to whom the Custodian shall deliver the Additional Collateral held by it. The Custodian will deliver promptly the Additional Pledged Collateral to the persons so specified.

     If within 30 days following the giving of a notice of termination by the Custodian, the Custodian does not receive from the Purchaser proper instructions in writing specifying the names of the persons to whom the Custodian shall deliver the assets of the Purchaser held by it, the Custodian, at its election, may deliver the Additional Collateral to the Purchaser.

     Section 12.    Survival.
                    --------

     The obligations of the parties hereto regarding the use of reasonable care, indemnities and payment of fees and expenses shall survive the termination of this Agreement.

     Section 13.    Term of Agreement.
                    ------------------

     Unless terminated pursuant to Section 10 or Section 11 hereof, this Agreement shall terminate upon the earlier of (1) the resignation or removal of the Custodian, its agent or affiliate as the servicer under the Loan Sale Agreement, and (2) the final payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and the final remittance of all funds due the Purchaser under the Loan Sale Agreement. In such event, all Additional Collateral shall be released in accordance with the written instructions of the Purchaser.

     Section 14.    Notices.
                    --------

     Except as otherwise specified herein, each notice or other communication hereunder shall be in writing and shall be delivered to the intended recipient at the following address (or at such other address as the intended recipient shall have specified in a written notice given to the other parties hereto):

     if to the Purchaser:
     --------------------

          Lehman Capital
          c/o Lehman Brothers Holding , Inc.
          3 World Financial Center
          New York, NY 10285
          Attention:  Gregory Amoroso

     if to the Custodian:
     -------------------

          Boston Safe Deposit and Trust Company
          One Boston Place
          Boston, MA  02108
          Attention:  Kelly A. Gately, Vice President

     Section 15.    Amendments.
                    ----------

     Unless otherwise specifically provided herein, this Agreement may not be amended, modified, altered or supplemented other than by means of an agreement or instrument executed on behalf of each of the parties hereto.

     Section 16.    Waiver.
                    ------

     No failure on the part of any person to exercise any power, right, privilege or remedy hereunder, and no delay on the part of any person in the exercise of any power, right, privilege or remedy hereunder, shall operate as a waiver thereof; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

     Section 17.    Severability.
                    -----------

     In the event that any provision of this Agreement, or the application of any such provision to any person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

     Section 18.    Successor and Assigns.
                    ---------------------

     This agreement shall inure to the benefit of the successors and assigns of the parties hereto.

     Section 19.    Governing Law.
                    -------------

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN SUCH STATE.

     Section 20.    Counterparts.
                    ------------

     This Agreement may be executed in counterparts, each of which shall constitute an original and both of which, when taken together, shall constitute one agreement.

     IN WITNESS WHEREOF, the Purchaser and the Custodian have caused their names to be signed hereto by their respective duly-authorized officers, all as of the date first above written.

                              LEHMAN CAPITAL, A DIVISION OF
                              BROTHERS HOLDINGS INC., as Purchaser


                              By:
                                 -------------------------------

                              Name:
                                   -----------------------------

                              Title:
                                    ----------------------------


     BOSTON SAFE DEPOSIT AND TRUST COMPANY, as Custodian

                              By:
	                         -------------------------------

                              Name: Kelly A. Gately

                              Title:  Vice President



                                  EXHIBIT L

                            INTENTIONALLY OMITTED



                                  EXHIBIT M

               FORM OF CERTIFICATE FOR NONRECOVERABLE ADVANCES

                        __________________ ____, 199__

(To be addressed to the Purchaser)


     Re: Mortgage Loan Sale, Warranties and Servicing Agreement dated as of January 1, 1997 between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Purchaser, and Boston Safe Deposit and Trust Company, as Company.


Ladies and Gentlemen:

     In accordance with the provisions of Sections 4.02 and 5.03 of the above-referenced Agreement, the undersigned hereby certifies that it has determined, with regard to the Mortgage Loan(s) identified below, that future advances constitute Nonrecoverable Advances as such term is defined by the Agreement.


____________________________________    ________________________
Mortgagor                               Identifying Number

____________________________________    ________________________
Mortgagor                               Identifying Number

____________________________________    ________________________
Mortgagor                               Identifying Number


                              BOSTON SAFE DEPOSIT AND TRUST COMPANY


                               By:
                                  ----------------------

                               Name:
                                    --------------------

                               Title:
                                     -------------------



                                  EXHIBIT N
                                  ---------

                     (LIST OF NONMATERIAL MODIFICATIONS)


1. Transfer of title to the Mortgaged Property to an entity in which the borrower has a beneficial interest which does not affect the validity or priority of the lien on the Mortgaged Property.

2.   The addition of a spouse on the title to the Mortgaged Property.

3. The deletion of a spouse or co-borrower from the title to the Mortgaged Property and from the Mortgage Loan Note, provided the remaining obligors under the Mortgage Loan Note satisfy the Servicer's underwriting requirements.

4. Release of real property or Additional Collateral provided the LTV after the release of collateral shall not exceed 90%.

5.   Substitution  of  new  Additional  Collateral  for  existing  Additional
     Collateral.